Exhibit 10.1

Execution Version

EMPIRE STATE REALTY OP, L.P.

EMPIRE STATE REALTY TRUST, INC.

$100,000,000 3.93% Series A Senior Notes due March 27, 2025

$125,000,000 4.09% Series B Senior Notes due March 27, 2027

$125,000,000 4.18% Series C Senior Notes due March 27, 2030

NOTE PURCHASE AGREEMENT

Dated March 27, 2015

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SCHEDULE A	—	DEFINED TERMS

SCHEDULE 1-A	—	FORM OF 3.93% SERIES A SENIOR NOTE DUE MARCH 27, 2025

SCHEDULE 1-B	—	FORM OF 4.09% SERIES B SENIOR NOTE DUE MARCH 27, 2027

SCHEDULE 1-C	—	FORM OF 4.18% SERIES C SENIOR NOTE DUE MARCH 27, 2030

SCHEDULE 2	—	UNENCUMBERED ELIGIBLE PROPERTY

SCHEDULE 4.4(a)	—	FORM OF OPINION OF SPECIAL COUNSEL FOR THE CREDIT PARTIES

SCHEDULE 4.4(b)	—	FORM OF OPINION OF SPECIAL COUNSEL FOR THE PURCHASERS

SCHEDULE 4.7	—	FORM OF GUARANTY AGREEMENT

SCHEDULE 5.3	—	DISCLOSURE MATERIALS

SCHEDULE 5.4	—	SUBSIDIARIES OF THE COMPANY AND OWNERSHIP OF SUBSIDIARY STOCK

SCHEDULE 5.5	—	FINANCIAL STATEMENTS

SCHEDULE 5.15	—	EXISTING INDEBTEDNESS

SCHEDULE 7.2	—	FORM OF COMPLIANCE CERTIFICATE

SCHEDULE B	—	INFORMATION RELATING TO PURCHASERS

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EMPIRE STATE REALTY OP, L.P.

EMPIRE STATE REALTY TRUST, INC.

c/o Empire State Realty Trust, Inc.

One Grand Central Place

60 East 42nd Street, 26th Fl.

New York, New York 10165

$100,000,000 3.93% Series A Senior Notes due March 27, 2025

$125,000,000 4.09% Series B Senior Notes due March 27, 2027

$125,000,000 4.18% Series C Senior Notes due March 27, 2030

March 27, 2015

TO EACH OF THE PURCHASERS LISTED IN

SCHEDULE B HERETO:

Ladies and Gentlemen:

EMPIRE STATE REALTY OP, L.P., a Delaware limited partnership (together with any successor thereto that becomes a party hereto pursuant to Section 10.5, the “Company”) and EMPIRE STATE REALTY TRUST, INC., a Maryland corporation (the “Parent”), agree with each of the Purchasers as follows:

SECTION 1. AUTHORIZATION OF NOTES.

The Company will authorize the issue and sale of:

(a) $100,000,000 in aggregate principal amount of its 3.93% Series A Senior Notes due March 27, 2025 (as amended, restated or otherwise modified from time to time pursuant to Section 17 and including any such notes issued in substitution therefor pursuant to Section 13, the “Series A Notes”);

(b) $125,000,000 in aggregate principal amount of its 4.09% Series B Senior Notes due March 27, 2027 (as amended, restated or otherwise modified from time to time pursuant to Section 17 and including any such notes issued in substitution therefor pursuant to Section 13, the “Series B Notes”); and

(c) $125,000,000 in aggregate principal amount of its 4.18% Series C Senior Notes due March 27, 2030 (as amended, restated or otherwise modified from time to time pursuant to Section 17 and including any such notes issued in substitution therefor pursuant to Section 13, the “Series C Notes” and together with the Series A Notes and the Series B Notes, collectively, the “Notes”).

The Series A Notes shall be substantially in the form set out in Schedule 1-A. The Series B Notes shall be substantially in the form set out in Schedule 1-B. The Series C Notes shall be substantially in the form set out in Schedule 1-C. Certain capitalized and other terms used in this Agreement are defined in Schedule A. References to a “Schedule” are references to a Schedule attached to this Agreement unless otherwise specified. References to a “Section” are references to a Section of this Agreement unless otherwise specified.

SECTION 2. SALE AND PURCHASE OF NOTES.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount and of the series specified opposite such Purchaser’s name in Schedule B at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

SECTION 3. CLOSING.

The sale and purchase of the Notes to be purchased by each Purchaser shall occur at a closing (the “Closing”) to be held not later than 2:00 p.m. New York time (the Purchasers’ reinvestment deadline) at the offices of Morgan, Lewis & Bockius LLP, 399 Park Avenue, New York, New York 10022 on March 27, 2015 (the “Closing Date”). At the Closing, the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note for each series of Notes to be purchased by such Purchaser (or such greater number of Notes of each applicable series in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company in accordance with the wire instructions set forth in the Funding Instruction Letter. If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction or such failure by the Company to tender such Notes.

SECTION 4. CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:

Section 4.1. Representations and Warranties. The representations and warranties of each Credit Party in the Financing Documents to which such Credit Party is a party shall be correct when made and at the Closing.

Section 4.2. Performance; No Default. Each Credit Party shall have performed and complied with all agreements and conditions contained in the Financing Documents to which such Credit Party is a party, in each case, as required to be performed or complied with by such Credit Party prior to or at the Closing. Before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing. No Credit Party or any Subsidiary shall have entered into any transaction since December 31, 2014 that would have been prohibited by Section 10 had such Section applied since such date.

Section 4.3. Compliance Certificates.

(a) Officer’s Certificate. The Parent shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.10 have been fulfilled.

(b) Secretary’s Certificates. Each Credit Party shall have delivered to such Purchaser a certificate of the Parent’s Secretary or Assistant Secretary, with the Parent signing on behalf of such Credit Party (if applicable), dated the date of the Closing, certifying as to (i) the resolutions attached thereto and other organizational proceedings relating to the authorization, execution and delivery of the Financing Documents to which such Credit Party is a party and (ii) such Credit Party’s organizational documents as then in effect. The certificates provided under this Section 4.3(b) may be combined and delivered as one or more certificates.

Section 4.4. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from Goodwin Procter LLP, counsel for the Credit Parties, covering the matters set forth in Schedule 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company and the Parent hereby instruct their counsel to deliver such opinion to the Purchasers), and (b) from Morgan, Lewis & Bockius LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Schedule 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5. Purchase Permitted By Applicable Law, Etc. On the date of the Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate of the Parent certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6. Sale of Other Notes. Contemporaneously with the Closing the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in Schedule B.

Section 4.7. Guaranty Agreement. Each Subsidiary of the Parent (other than the Company) which on or before the date hereof has delivered a Guarantee pursuant to or is a borrower or co-borrower under any Material Credit Facility shall have duly executed and delivered to each Purchaser a Guaranty Agreement, dated as of the Closing Date, in substantially the form of Schedule 4.7 hereto (the “Guaranty Agreement”) and the Guaranty Agreement shall be in full force and effect.

Section 4.8. Payment of Special Counsel Fees. Without limiting Section 15.1, the Company shall have paid on or before the Closing the reasonable fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

Section 4.9. Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each series of Notes.

Section 4.10. Changes in Structure. No Credit Party shall have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.11. Funding Instructions. At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company (the “Funding Instruction Letter”) setting forth the instructions for the delivery of the purchase price with respect to each series of Notes to be purchased by such Purchaser on such Closing Date, including (a) the name and address of the transferee bank, (b) such transferee bank’s ABA number and (c) the account name and number into which the purchase price for the Notes is to be deposited.

Section 4.12. No Material Adverse Effect. No Material Adverse Effect shall have occurred since December 31, 2014 and no condition shall exist which has resulted in, or could be reasonably expected to result in, a Material Adverse Effect.

Section 4.13. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND PARENT.

Each of the Company and the Parent represents and warrants to each Purchaser that:

Section 5.1. Organization; Power and Authority. Each Credit Party is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Credit Party has the corporate or other power and authority (a) to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact, except where the lack of such corporate or other power and authority could not reasonably be expected to have a Material Adverse Effect and (b) to execute and deliver the Financing Document to which such Credit Party is a party and to perform the provisions hereof and thereof, as applicable.

Section 5.2. Authorization, Etc. The Financing Documents have been duly authorized by all necessary corporate or other action on the part of the Credit Party party thereto, and each Financing Document constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Credit Party party thereto enforceable against such Credit Party in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3. Disclosure. This Agreement, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Parent or the Company prior to the Closing Date in connection with the transactions contemplated hereby and identified in Schedule 5.3 (this Agreement and such documents, certificates or other writings and such financial statements delivered to each Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2014, there has been no change in the financial condition, operations, business, properties or prospects of the Parent or any Subsidiary except changes that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no fact known to the Parent that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates.

(a) Schedule 5.4 contains (except as noted therein) complete and correct lists of (i) the Parent’s Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Parent and each other Subsidiary and whether such Subsidiary is a Subsidiary Guarantor, (ii) the Parent’s Affiliates, other than Subsidiaries, and (iii) the Parent’s directors and senior officers.

(b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Parent and its Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by the Parent or another Subsidiary free and clear of any Lien that is prohibited by this Agreement.

(c) Each Subsidiary is a corporation or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact, except where the failure or non-compliance of the same could not reasonably be expected to have a Material Adverse Effect.

(d) No Subsidiary is subject to any legal, regulatory, contractual or other restriction (other than the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Parent or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

Section 5.5. Financial Statements; Material Liabilities. The Parent has delivered to each Purchaser copies of the financial statements of the Parent and its Subsidiaries listed on Schedule 5.5. All of such financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Parent and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Parent and its Subsidiaries do not have any Material liabilities that are not disclosed in the Disclosure Documents.

Section 5.6. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by each Credit Party of the Financing Documents to which such Credit Party is a party will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Parent or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, shareholders agreement or any other agreement or instrument to which the Parent or any Subsidiary is bound or by which the Parent or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Parent or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Parent or any Subsidiary, except, in the case of each of clauses (i), (ii) and (iii) where the failure or non-compliance of the same could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by any Credit Party of the Financing Documents to which such Credit Party is a party.

Section 5.8. Litigation; Observance of Agreements, Statutes and Orders.

(a) There are no actions, suits, investigations or proceedings pending or, to the best knowledge of the Company or the Parent, threatened against or affecting the Parent or any Subsidiary or any property of the Parent or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Neither the Parent nor any Subsidiary is (i) in default under any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or (iii) in violation of any applicable Law, ordinance, rule or regulation of any Governmental Authority (including, without limitation, Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), in the case of each of clauses (i), (ii) and (iii) which default or violation could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.9. Taxes. The Parent and its Subsidiaries have filed all federal, state and other material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which, individually or in the aggregate, is not Material, (ii) which are not overdue for more than thirty (30) days, or (iii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Parent or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. No Credit Party knows of any basis for any other tax or assessment that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither any Credit Party nor any Subsidiary thereof is a party to any tax sharing agreement (other than tax sharing agreements among the Consolidated Group); provided that, for the sake of clarity, the Tax Protection Agreement (as in effect on the Closing Date or as modified thereafter with the prior written consent of the Required Holders) shall not be treated as a tax sharing agreement. The charges, accruals and reserves on the books of the Parent and its Subsidiaries in respect of U.S. federal, state or other taxes for all fiscal periods are adequate.

Section 5.10. Title to Property; Leases. The Parent and its Subsidiaries have good record and insurable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.11. Licenses, Permits, Etc.

(a) The Parent and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others.

(b) To the best knowledge of the Company or the Parent, no product or service of the Parent or any of its Subsidiaries infringes in any material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person.

(c) To the best knowledge of the Company or the Parent, there is no Material violation by any Person of any right of the Parent or any of its Subsidiaries with respect to any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Parent or any of its Subsidiaries.

Section 5.12. Compliance with ERISA.

(a) Each Credit Party and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. No Credit Party or any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by such Credit Party or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of such Credit Party or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c) No Credit Party or its ERISA Affiliates have incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d) The expected postretirement benefit obligation (determined as of the last day of the Parent’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Parent and its Subsidiaries is not Material.

(e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company and the Parent to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

Section 5.13. Private Offering by the Company. No Credit Party or anyone acting on their behalf has offered the Notes or any similar Securities for sale to, or solicited any offer to buy the Notes or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and, to the best of the Company’s knowledge based on due inquiry, not more than 65 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. No Credit Party or anyone acting on their behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.

Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes hereunder to the repayment of Indebtedness and for general corporate purposes. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve any Credit Party in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 25% of the value of the consolidated assets of the Parent and its Subsidiaries and the Parent does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms “margin stock”

and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15. Existing Indebtedness; Future Liens.

(a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Parent and its Subsidiaries as of February 28, 2015 (including descriptions of the obligors and obligees (or any agent, trustee, or other entity acting in a similar capacity), principal amounts outstanding, any collateral therefor and any Guaranties thereof), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Parent or its Subsidiaries. Neither the Parent nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Parent or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Parent or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Except as disclosed in Schedule 5.15, neither the Parent nor any Subsidiary has agreed or consented to cause or permit any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness or to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness.

(c) Neither the Parent nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Parent or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or any other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of any Credit Party, except as disclosed in Schedule 5.15.

Section 5.16. Foreign Assets Control Regulations, Etc.

(a) No Credit Party or Controlled Entity is (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, United States Department of the Treasury (“OFAC”) (an “OFAC Listed Person”) (ii) an agent, department, or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) any Person, entity, organization, foreign country or regime that is subject to any OFAC Sanctions Program, or (iii) otherwise blocked, subject to sanctions under or engaged in any activity in violation of other United States economic sanctions, including but not limited to, the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Comprehensive Iran Sanctions, Accountability and Divestment Act (“CISADA”) or any similar law or regulation with respect to Iran or any other country, the Sudan Accountability and Divestment Act, any

OFAC Sanctions Program, or any economic sanctions regulations administered and enforced by the United States or any enabling legislation or executive order relating to any of the foregoing (collectively, “U.S. Economic Sanctions”) (each OFAC Listed Person and each other Person, entity, organization and government of a country described in clause (i), clause (ii) or clause (iii), a “Blocked Person”). No Credit Party or any Controlled Entity has been notified that its name appears or may in the future appear on a state list of Persons that engage in investment or other commercial activities in Iran or any other country that is subject to U.S. Economic Sanctions.

(b) No part of the proceeds from the sale of the Notes hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, (i) in connection with any investment in, or any transactions or dealings with, any Blocked Person, or (ii) otherwise in violation of U.S. Economic Sanctions.

(c) No Credit Party or Controlled Entity (i) has, in the last five years, been found in violation of, charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), the USA PATRIOT Act or any other United States law or regulation governing such activities (collectively, “Anti-Money Laundering Laws”) or any U.S. Economic Sanctions violations, (ii) to the Company’s or the Parent’s actual knowledge after making due inquiry, is currently under investigation by any Governmental Authority for possible violation of Anti-Money Laundering Laws or any U.S. Economic Sanctions violations, (iii) has, in the last five years, been assessed civil penalties under any Anti-Money Laundering Laws or any U.S. Economic Sanctions, or (iv) has, in the last five years, had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws. The Credit Parties have established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that each Credit Party and each Controlled Entity is and will continue to be in compliance with all applicable current and future Anti-Money Laundering Laws in all material respects and all applicable current and future U.S. Economic Sanctions.

(d) (1) No Credit Party or Controlled Entity (i) has, in the last five years, been charged with, or convicted of bribery or any other anti-corruption related activity under any applicable law or regulation in a U.S. or any non-U.S. country or jurisdiction, including but not limited to, the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010 (collectively, “Anti-Corruption Laws”), (ii) to the Company’s or the Parent’s actual knowledge after making due inquiry, is currently under investigation by any U.S. or non-U.S. Governmental Authority for possible violation of Anti-Corruption Laws, (iii) has, in the last five years, been assessed civil or criminal penalties under any Anti-Corruption Laws or (iv) has, in the last five years, been or is currently the target of sanctions imposed by the United Nations or the European Union;

(2) To the Company’s or the Parent’s actual knowledge after making due inquiry, no Credit Party or Controlled Entity has, within the last five years, directly or indirectly offered, promised, given, paid or authorized the offer, promise, giving or payment of anything of value to a Governmental Official or a commercial counterparty for the purposes of: (i) influencing any act, decision or failure to act by such Government Official in his or her official capacity or such commercial counterparty, (ii) inducing a Governmental Official to do or omit to do any act in violation of the Governmental Official’s lawful duty, or (iii) inducing a Governmental Official or a commercial counterparty to use his or her influence with a government or instrumentality to affect any act or decision of such government or entity; in each case in order to obtain, retain or direct business or to otherwise secure an improper advantage in violation of any applicable law or regulation or which would cause any holder to be in violation of any law or regulation applicable to such holder; and

(3) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage. The Credit Parties have established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that each Credit Party and each Controlled Entity is and will continue to be in compliance with all applicable current and future Anti-Corruption Laws in all material respects.

Section 5.17. Status under Certain Statutes. Neither the Parent nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

Section 5.18. Environmental Matters.

(a) Neither the Parent nor any Subsidiary has knowledge of any claim or has received any notice of any claim and no proceeding has been instituted asserting any claim against the Parent or any of its Subsidiaries or any of their respective real properties or other assets now or formerly owned, leased or operated by any of them, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(b) Neither the Parent nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(c) Neither the Parent nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(d) Neither the Parent nor any Subsidiary has disposed of any Hazardous Materials in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(e) All buildings on all real properties now owned, leased or operated by the Parent or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

Section 5.19. Insurance.

The properties of each Credit Party and its Subsidiaries are insured with one or more Third Party Insurance Companies and/or pursuant to Self-Insurance, in compliance with the provisions of Section 9.2 and otherwise in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where such Credit Party or the applicable Subsidiary operates.

Section 5.20. Solvency.

The Parent and its Subsidiaries on a consolidated basis are Solvent

Section 5.21. Casualty, etc.

Neither the businesses nor the properties of any Credit Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 5.22. Unencumbered Properties.

Each Property included in any calculation of Unencumbered Asset Value or Unencumbered NOI satisfied, at the time of such calculation, all of the requirements contained in the definition of “Unencumbered Property Criteria.”

Section 5.23. Subsidiary Guarantors.

Each Subsidiary of the Parent (other than the Company) which on or before the date hereof has delivered a Guarantee pursuant to or is a borrower or co-borrower under any Material Credit Facility is, or will be upon Closing, a Guarantor.

Section 5.24. REIT Status.

Commencing with its taxable year ended December 31, 2013, the Parent has been organized and has operated in conformity with the requirements for qualification and taxation as a real estate investment trust under the Internal Revenue Code of 1986, as amended. The Company is and has been at all times taxable as a partnership or disregarded entity, and not as a corporation (or association taxable as a corporation), for U.S. federal income tax purposes.

SECTION 6. REPRESENTATIONS OF THE PURCHASERS.

Section 6.1. Purchase for Investment. Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

Section 6.2. Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d);or

(e) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f) the Source is a governmental plan; or

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 7. INFORMATION AS TO COMPANY.

Section 7.1. Financial and Business Information. The Parent and the Company shall deliver to each holder of a Note that is an Institutional Investor:

(a) Quarterly Statements for Consolidated Group — within 45 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Parent’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any

Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each quarterly fiscal period in each fiscal year of the Parent (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i) a consolidated balance sheet of the Consolidated Group as at the end of such quarter, and

(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Consolidated Group, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer of the Parent as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Parent’s Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a);

(b) Annual Statements for Consolidated Group — within 90 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Parent’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each fiscal year of the Parent, duplicate copies of,

(i) a consolidated balance sheet of the Consolidated Group as at the end of such year, and

(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Consolidated Group for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by a report and opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing reasonably acceptable to the Required Holders which report and opinion shall be prepared in accordance with generally accepted auditing standards, provided that the delivery within the time period specified above of the Parent’s Form 10-K for such fiscal year (together with the Parent’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Securities Exchange Act and an opinion of independent public accountants of recognized national standing satisfying the requirements of this Section 7.1(b)) prepared in accordance with the requirements therefor and filed with the SEC, shall be deemed to satisfy the requirements of this Section 7.1(b);

(c) Quarterly Statements for the Company — within 45 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Company’s Quarterly Report on Form 10-Q with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i) a consolidated balance sheet of the Company and its Consolidated Subsidiaries as at the end of such quarter, and

(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Consolidated Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer of the Company as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company’s Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(c);

(d) Annual Statements for the Company — within 90 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Company’s Annual Report on Form 10-K with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each fiscal year of the Company, duplicate copies of,

(i) a consolidated balance sheet of the Company and its Consolidated Subsidiaries as at the end of such year, and

(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Consolidated Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by a report and opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing reasonably acceptable to the Required Holders which report and opinion shall be prepared in accordance with generally accepted auditing standards, provided that the delivery within the time period specified above of the Company’s Annual Report on Form 10-K for such fiscal year (together with the Parent’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Securities Exchange Act and an opinion of independent public accountants of recognized national standing satisfying the requirements of this Section 7.1(d)) prepared in accordance with the requirements therefor and filed with the SEC, shall be deemed to satisfy the requirements of this Section 7.1(d);

(e) Budget and Projections — as soon as available, but in any event at least 45 days after the end of each fiscal year of the Parent, forecasts prepared by management of the Parent, in form reasonably satisfactory to the Required Holders, of consolidated balance sheets and statements of income or operations and cash flows of the Consolidated Group on a quarterly basis for such fiscal year (including the fiscal year in which the Maturity Date occurs);

(f) SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Parent or any Subsidiary to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public Securities holders generally, and (ii) each regular, periodic or special report, and each registration statement (without exhibits except as expressly requested by such Purchaser or holder), filed by the Parent or any Subsidiary with the SEC;

(g) Notice of Default or Event of Default — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any written notice or taken any action with respect to a claimed default hereunder or that any Person has given any written notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the applicable Credit Party is taking or proposes to take with respect thereto;

(h) ERISA Matters — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Parent or an ERISA Affiliate proposes to take with respect thereto:

(i) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

(ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Parent or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii) any event, transaction or condition that could result in the incurrence of any liability by the Parent or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Parent or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

(i) Notices from Governmental Authority — (i) promptly, and in any event within five Business Days of receipt thereof, copies of any notice or other correspondence to any Credit Party or any Subsidiary thereof from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding material issues concerning financial or other operational results of any Credit Party or any Subsidiary thereof, and (ii) promptly, and in any event within 30 days of receipt thereof, copies of any notice to any Credit Party or any Subsidiary from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

(j) Resignation or Replacement of Auditors — within ten Business Days following the date on which the Parent’s auditors resign or the Parent elects to change auditors, as the case may be, notification thereof, together with such supporting information as the Required Holders may request;

(k) Management Audit Reports — promptly upon request of any holder of the Notes, any detailed audit reports, management letters or recommendations submitted to the board of directors (or similar governing body) (or the audit committee of the board of directors or similar governing body) of any Credit Party by independent accountants in connection with the accounts or books of any Credit Party or any of its Subsidiaries, or any audit of any of them;

(l) Compliance with Environmental Laws — promptly after the assertion or occurrence thereof, notice of any action or proceeding against or of any written notice of noncompliance by any Credit Party or any of its Subsidiaries with any Environmental

Law or Environmental Permit that could reasonably be expected to have a Material Adverse Effect;

(m) Material Adverse Effect; Litigation — promptly following the occurrence thereof, any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of any Credit Party or any Subsidiary thereof; (ii) any dispute, litigation, investigation, proceeding or suspension between any Credit Party or any Subsidiary thereof and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting any Credit Party or any Subsidiary thereof, including pursuant to any applicable Environmental Laws;

(n) Debt Rating — promptly following the occurrence thereof, any announcement by Moody’s, Fitch or S&P of any change or possible change in a Debt Rating; provided, that the provisions of this clause (n) shall not apply until such time, if any, as the Parent or the Company obtains an Investment Grade Rating; and

(o) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries (including, but without limitation, actual copies of the Company’s Form 10-Q and Form 10-K) or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of a Note.

Each notice pursuant to clauses (g), (h), (i), (j), (l) and (m) of this Section 7.1 shall be accompanied by a statement of a Responsible Officer of the Parent setting forth details of the occurrence referred to therein and stating what action the Parent has taken and proposes to take with respect thereto.

Section 7.2. Officer’s Certificate. Each set of financial statements delivered to a holder of a Note pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer of the Parent substantially in the form attached as Schedule 7.2 hereto.

(a) Covenant Compliance — setting forth the information from such financial statements that is required in order to establish whether the Company was in compliance with the requirements of Section 10 during the quarterly or annual period covered by the financial statements then being furnished, (including with respect to each such provision that involves mathematical calculations, the information from such financial statements that is required to perform such calculations) and detailed calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section, and the calculation of the amount, ratio or percentage then in existence. In the event that the Company or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 22.2) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election;

(b) Event of Default — certifying that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto;

(c) Unencumbered Eligible Property – attaching (i) copies of the statements of Net Operating Income and Unencumbered NOI attributable to each Unencumbered Eligible Property for such fiscal quarter or year, prepared on a basis consistent with the financial statements delivered pursuant to Section 7.1(b) hereof and otherwise in form and substance reasonably satisfactory to the Required Holders, together with a certification by a Senior Financial Officer of the Parent that the information contained in such statement fairly presents Net Operating Income and Unencumbered NOI attributable to each Unencumbered Property for such periods, and (ii) a calculation, in form and substance satisfactory to the Required Holders, of the Unencumbered Property Value of each Property and the Unencumbered Asset Value as of the last day of the fiscal period covered by such Senior Financial Officer’s certificate; and

(d) Subsidiary Guarantors – certifying that the Parent and the Company are in compliance with Section 9.7(a).

Section 7.3. Visitation. Each of the Company and the Parent shall, and shall cause each of their respective Subsidiaries to, permit the representatives of each holder of a Note that is an Institutional Investor to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Company (subject to the second proviso set forth below) and at such reasonable times during normal business hours, upon reasonable advance notice to the Company; provided, however, that (x) so long as no Event of Default then exists, such visits shall be limited to once in any calendar year, and (y) the holders of the Notes shall not be required to give reasonable advance notice of any such visit or inspection if an Event of Default then exists; and provided, further, that the Company shall only be required to pay the expenses of any holder of the Notes in connection with any such visit or inspection pursuant to this Section 7.3 at such time as Prudential and its Affiliates and Related Funds constitute the Required Holders and, in any such case, shall only be required to pay the expenses of Prudential (and its Affiliates and Related Funds) and not more than four other holders (with any Affiliates or Related Funds of such holder being treated as a single holder for purposes hereof) that are not Affiliates or Related Funds of Prudential, otherwise such expenses shall be borne by the respective holders.

Section 7.4. Electronic Delivery. Financial statements, opinions of independent certified public accountants, other information and Officer’s Certificates that are required to be delivered by the Company pursuant to Sections 7.1(a), (b), (c), (d) or (f) and Section 7.2 shall be deemed to have been delivered if the Parent or the Company, as applicable, satisfies any of the following requirements with respect thereto:

(i) such financial statements satisfying the requirements of Section 7.1(a), (b), (c) or (d) and related Officer’s Certificate satisfying the requirements of Section 7.2 are delivered to each holder of a Note by e-mail at the e-mail address set forth under such Purchaser’s name on Schedule B or as communicated from time to time in a separate writing delivered to the Company and the Parent;

(ii) the Parent or the Company, as applicable, shall have timely filed such Quarterly Report on Form 10–Q or Annual Report on Form 10–K, satisfying the requirements of Section 7.1(a), 7.1(b), 7.1(c) or 7.1(d), as the case may be, with the SEC on EDGAR and shall have made such form and the related Officer’s Certificate satisfying the requirements of Section 7.2 available on its website, the home page of which is located at http://www.empirestaterealtytrust.com as of the date of this Agreement;

(iii) such financial statements satisfying the requirements of Section 7.1(a), 7.1(b), 7.1(c) or 7.1(d), as the case may be, and related Officer’s Certificate(s) satisfying the requirements of Section 7.2 are timely posted by or on behalf of the Parent or the Company, as applicable, on IntraLinks or on any other similar website to which each holder of Notes has free access; or

(iv) the Parent or the Company, as applicable, shall have filed any of the items referred to in Section 7.1(f) with the SEC on EDGAR and shall have made such items available on its website on the internet or on IntraLinks or on any other similar website to which each holder of Notes has free access;

provided however, that in the case of a delivery pursuant to any of clauses (ii), (iii) or (iv), such delivery shall not be deemed to have occurred until the Parent or the Company, as applicable, shall have given each holder of a Note written notice, which may be by e-mail or in accordance with Section 18, of such posting or filing in connection with each delivery, provided further, that upon request of any holder to receive paper copies of such forms, financial statements and Officer’s Certificates or to receive them by e-mail, the Parent or the Company, as applicable, will promptly e-mail them or deliver such paper copies, as the case may be, to such holder.

SECTION 8. PAYMENT AND PREPAYMENT OF THE NOTES.

Section 8.1. Maturity. As provided therein, the entire unpaid principal balance of each Note shall be due and payable on the Maturity Date thereof.

Section 8.2. Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below and allocated as provided in Section 8.3, prepay at any time all, or from time to time any part of, the Notes of any series, in an amount not less than $1,000,000 (and integral multiples of $100,000 in excess thereof) in the case of a partial prepayment, at 100% of the principal amount of such series of Notes to be so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount.

The Company will give each holder of the series of Notes to be prepaid written notice of each optional prepayment under this Section 8.2 not less than ten days and not more than 60 days prior to the date fixed for such prepayment unless the Company and the holders of more than 50% of the principal amount of the Notes of such series to be prepaid then outstanding agree to another time period pursuant to Section 17. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of such series of Notes to be prepaid on such date, the principal amount of each Note of such series held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of the series of Notes to be prepaid a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of a series of Notes pursuant to Section 8.2, the principal amount of the Notes of such series to be prepaid shall be allocated among all of the Notes of such series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

Section 8.4. Maturity; Surrender, Etc. In the case of each optional prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.5. Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment or prepayment of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.6. Make-Whole Amount.

“Make-Whole Amount” means, with respect to any Note of any series, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note of any series, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note of any series, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note of any series, 0.50% over the yield to maturity implied by the yield(s) reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note of any series, 0.50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note of any series, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.4 or Section 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 8.7. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, (x) subject to clause (y), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (y) any payment of principal of or Make-Whole Amount on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

SECTION 9. AFFIRMATIVE COVENANTS.

The Parent and the Company covenant that so long as any of the Notes are outstanding:

Section 9.1. Compliance with Laws. Without limiting Section 10.15, the Parent and the Company will, and will cause each of their respective Subsidiaries to, comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property (including, without limitation, ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16), except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

Section 9.2. Insurance. The Parent and the Company will, and will cause each of their respective Subsidiaries to, maintain, with financially sound and reputable insurers that are not Affiliates of the Parent (“Third Party Insurance Companies”), insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated (which insurance shall, in any event, include terrorism coverage to the extent generally available at commercially reasonable rates); provided, that the Credit Parties and their Subsidiaries may maintain such insurance under a plan by self-insurance, or a large deductible program, or a captive insurance arrangement (in excess of the amounts reinsured with Third Party Insurance Companies) (collectively, “Self-Insurance”) instead of with one or more Third Party Insurance Companies, so long as the Required Holders shall have consented in writing to the amount, types and terms and conditions of all such Self-Insurance (such written consent not to be unreasonably withheld), provided that, at any time Prudential and its Affiliates and Related Funds do not constitute the Required Holders, no consent of the Required Holders shall be required with respect to any such Self-Insurance (a) covering terrorism risks and other types of risks for which any Self-Insurance exists on the Closing Date and with respect to which insurance coverage exceeds amounts generally available at commercially reasonable rates from Third Party Insurance Companies, (b) which is re-insured by Third Party Insurance Companies and (c) for which the Parent and its Subsidiaries maintain adequate reserves on their books. Notwithstanding the proviso in the immediately preceding sentence, it is understood and agreed that (x) all Self-Insurance existing on the Closing Date and (y) any other Self-Insurance in the future that is substantially comparable with respect to amounts, types and terms and conditions with any Self-Insurance existing on the Closing Date, shall be deemed to have been consented to by the Required Holders.

Section 9.3. Maintenance of Properties. The Parent and the Company will, and will cause each of their respective Subsidiaries to, (a) maintain, preserve and protect all of its properties and equipment necessary in the operation of its business in good working order; (b) make all necessary repairs thereto and renewals and replacements thereof and (c) use the standard of care typical in the industry in the operation and maintenance of its facilities, except in each case of the foregoing clauses (a) through (c) where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

Section 9.4. Payment of Taxes and Obligations. The Parent and the Company will, and will cause each of their respective Subsidiaries to, file all tax returns required to be filed in any jurisdiction and pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Parent, the Company or such Subsidiary; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property; and (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness, except in the case of the foregoing clauses (a) through (c) as could not reasonably be expected to have a Material Adverse Effect.

Section 9.5. Preservation of Existence, Etc. Each of the Parent and the Company will, and will cause each of their respective Subsidiaries to, (a) preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 10.5 and except, solely in the case of a Subsidiary that is not a Credit Party, where the failure to do so could not reasonably be expected to have a Material Adverse Effect, (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

Section 9.6. Books and Records. The Parent and the Company will, and will cause each of their respective Subsidiaries to, (a) maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Parent or such Subsidiary, as the case may be; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Parent or such Subsidiary, as the case may be.

Section 9.7. Additional Guarantors.

(a) The Parent and the Company will cause each of its Subsidiaries (other than the Company) that guarantees or otherwise becomes liable at any time, whether as a borrower, co-borrower, additional guarantor or otherwise, for or in respect of any Indebtedness under any Material Credit Facility to concurrently therewith:

(i) enter into a joinder agreement to the Guaranty Agreement in substantially the form attached as Exhibit A to the Guaranty Agreement (a “Joinder Agreement”) providing for the Guarantee by such Subsidiary, on a joint and several basis with all other such Subsidiaries, of (A) the prompt payment in full when due of all amounts payable by the Company pursuant to the Notes (whether for principal, interest, Make-Whole Amount or otherwise) and this Agreement, including, without limitation, all indemnities, fees and expenses payable by the Company thereunder and (B) the prompt, full and faithful performance, observance and discharge by the Company of each and every covenant, agreement, undertaking and provision required pursuant to the Notes or this Agreement to be performed, observed or discharged by it; and

(ii) deliver the following to each of holder of a Note:

(A) an executed counterpart of such Joinder Agreement;

(B) a certificate signed by an authorized responsible officer of such Subsidiary containing representations and warranties on behalf of such Subsidiary to the same effect, mutatis mutandis, as those contained in Sections 5.1, 5.2, 5.6, 5.7, 5.10, 5.15 and 5.16 of this Agreement (but with respect to such Subsidiary and such Joinder Agreement rather than the Company);

(C) all documents as may be reasonably requested by the Required Holders to evidence the due organization, continuing existence and good standing of such Subsidiary and the due authorization by all requisite action on the part of such Subsidiary of the execution and delivery of such Joinder Agreement and the performance by such Subsidiary of its obligations thereunder; and

(D) to the extent requested by the Required Holders, an opinion of counsel covering the matters set forth in items 1 through 6, inclusive, of Schedule 4.4(a) with respect to such Subsidiary and such Joinder Agreement and the Guaranty Agreement.

(b) At the election of the Company and by written notice to each holder of Notes, any Subsidiary Guarantor may be discharged from all of its obligations and liabilities under the Guaranty Agreement and shall be automatically released from its obligations thereunder without the need for the execution or delivery of any other document by the holders, provided that (i) if such Subsidiary Guarantor is a guarantor or is otherwise liable for or in respect of any Material Credit Facility, then such Subsidiary Guarantor has been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under the Guaranty Agreement) under such Material Credit Facility, (ii) at the time of, and after giving effect to, such release and discharge, no Default or Event of Default shall be existing (including as a result of the failure to satisfy the Minimum Property Condition), (iii) no amount is then due and payable under the Guaranty Agreement, (iv) if in connection with such Subsidiary Guarantor being released and discharged under any Material Credit Facility, any fee or other form of consideration is given to any holder of Indebtedness under such Material Credit Facility for such release, the holders of the Notes shall receive equivalent consideration substantially concurrently therewith and (v) each holder shall have received a certificate of a Responsible Officer certifying as to the matters set forth in clauses (i) through (iv), provided further that if such Subsidiary Guarantor has been, or concurrently with the release of such Subsidiary Guarantor pursuant to this Section 9.7(b) will be, released from its obligations under the Loan Documents (as defined in the Bank Credit Agreement) in connection with the Investment Grade Release, then the certificate referenced in clause (v) above shall attach thereto true and correct copies of each notice and certificate delivered to the Administrative Agent (as defined in the Bank Credit Agreement) in connection with the release of such Subsidiary Guarantor from its obligations under such Loan Documents pursuant to Section 10.19(a) of the Bank Credit Agreement.

(c) If at any time the Parent desires to become a Guarantor, it shall execute and deliver to the holders of the Notes a Joinder Agreement to the Guaranty Agreement in form and substance reasonably satisfactory to the Required Holders; (b) deliver to the holders of the Notes a certificate covering the matters set forth in Section 4.3 with respect to the Parent; and (c) deliver to the holders of the Notes a favorable opinion of counsel (which counsel shall be reasonably acceptable to the Required Holders), addressed to each holder of the Notes, as to such matters concerning the Parent and the Joinder Agreement and the Guaranty Agreement as the Required Holders may reasonably request.

(d) Notwithstanding anything to the contrary contained in this Agreement, in the event that the results of any such “know your customer” or similar investigation conducted by the holders of the Notes with respect to any Proposed Unencumbered Property Subsidiary is not reasonably satisfactory to the Required Holders, such Person shall not be permitted to become a Guarantor, and for the avoidance of doubt no Property owned or ground leased by such Subsidiary shall be included as an Unencumbered Eligible Property, as applicable, without the prior written consent of the Required Holders.

Section 9.8. Additional Unencumbered Properties.

(a) If at any time the Company intends to include as an Unencumbered Eligible Property any Proposed Real Estate, prior to any such inclusion the Company shall notify the holders of the Notes in writing of its desire to include such Proposed Real Estate as an Unencumbered Eligible Property.

(b) The notice referred to in clause (a) above shall include (i) if such inclusion is to occur prior to the Investment Grade Release, a list of each Subsidiary that is (or upon the acquisition or leasing thereof or upon the acquisition of the owner or lessee thereof will be) the Direct Owner or an Indirect Owner thereof and (ii) if such inclusion is to occur on or after the Investment Grade Release, a list of each Subsidiary of the Company (if any) that is (or upon the acquisition or leasing thereof or upon the acquisition of the owner or lessee thereof will be) the Direct Owner or an Indirect Owner thereof and will at the time such Proposed Real Estate is to be included as an Unencumbered Eligible Property be a borrower or guarantor of, or otherwise obligated in respect of, any Recourse Indebtedness (each such Subsidiary under clause (i) or (ii) (including for the avoidance of doubt any Joint Venture Partner) being referred to hereinafter as a “Proposed Unencumbered Property Subsidiary”); and

(c) With respect to each Proposed Unencumbered Property Subsidiary, at least 10 days (or such shorter period as the Required Holders may agree) prior to the date the applicable Proposed Real Estate is to be included as an Unencumbered Eligible Property, the Company shall:

(i) provide the holders with the U.S. taxpayer identification number for such Proposed Unencumbered Property Subsidiary, and

(ii) provide the holders with all documentation and other information concerning each such Proposed Unencumbered Property Subsidiary that any holder may reasonably request in order to comply with their obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

(d) At or prior to the time that any Proposed Real Estate that has a Proposed Unencumbered Property Subsidiary as its Direct Owner or Indirect Owner is included as an Unencumbered Eligible Property, the Company shall have caused each such Proposed Unencumbered Property Subsidiary to comply with Section 9.7(a) hereof to the extent applicable.

Section 9.9. Compliance with Environmental Laws. Except as would not reasonably be expected to have a Material Adverse Effect, the Parent and the Company will, and will cause each of their respective Subsidiaries to, comply, and use commercially reasonable efforts to cause all lessees and other Persons operating or occupying its properties to comply with all applicable Environmental Laws and Environmental Permits; obtain and renew all Environmental Permits necessary for its operations and properties; and conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in compliance with applicable Environmental Laws; provided, however, that neither the Parent nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP.

Section 9.10. Maintenance of REIT Status; New York Stock Exchange or NASDAQ Listing. The Parent will, at all times (a) continue to be organized and operated in a manner that will allow it to qualify for taxation as a REIT and (b) remain publicly traded with securities listed on the New York Stock Exchange or the NASDAQ Stock Market.

Section 9.11. Further Assurances. Promptly upon request by the Required Holders, the Parent and the Company will, and will cause each of their respective Subsidiaries to, (a) correct any material defect or manifest error that may be discovered in any Financing Document and (b) do, execute and take any and all such further acts, deeds, certificates and assurances and other instruments as the Required Holders may reasonably require from time to time in order to carry out more effectively the purposes of the Financing Documents.

SECTION 10. NEGATIVE COVENANTS.

The Parent and the Company covenant that so long as any of the Notes are outstanding:

Section 10.1. Liens. The Parent and the Company will not, and will not permit any of their respective Subsidiaries to, directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to (a) any Unencumbered Eligible Property other than Permitted Property Encumbrances, (b) any Equity Interest of (i) the Company owned by the Parent or (ii) any Unencumbered Property Subsidiary, in each case other than Permitted Equity Encumbrances or (c) any income from or proceeds of any of the foregoing; or sign, file or authorize under the Uniform Commercial Code of any jurisdiction a financing statement that includes in its collateral description any portion of any Unencumbered Eligible Property (unless such description relates to Permitted Property Encumbrance), any Equity Interest of the Company owned by the Parent (unless such description relates to Permitted Equity Encumbrance), any Equity Interest of any Unencumbered Property Subsidiary (unless such description relates to Permitted Equity Encumbrance) or any income from or proceeds of any of the foregoing.

Notwithstanding the foregoing, the Parent and the Company will not, and will not permit any of their respective Subsidiaries to, secure pursuant to this Section 10.1 any Indebtedness outstanding under or pursuant to any Material Credit Facility unless and until the Notes (and any Guarantee delivered in connection therewith) shall concurrently be secured equally and ratably with such Indebtedness pursuant to documentation in form and substance reasonably acceptable to the Required Holders, including, without limitation, an intercreditor agreement and opinions of counsel to the applicable Credit Parties from counsel that is reasonably acceptable to the Required Holders.

Section 10.2. Investments. The Parent and the Company will not, and will not permit any of their respective Subsidiaries to, make any Investments, except:

(a) Investments held by the Parent and its Subsidiaries in the form of cash or Cash Equivalents;

(b) Investments by any Credit Party or Subsidiary thereof in (i) any Credit Party or any Subsidiary of a Credit Party or (ii) any Unconsolidated Affiliate so long as, after giving effect to any such Investment, (x) the aggregate amount of Investments made in reliance on this Section 10.2(b)(ii) does not exceed 10% of the Total Asset Value at such time and (y) the aggregate amount of Investments made in reliance on this Section 10.2(b)(ii), when taken together with the aggregate amount of Investments made in reliance on Sections 10.2(c), (d) and (e), do not exceed 25% of the Total Asset Value at such time;

(c) Investments in unimproved land holdings so long as, after giving effect to any such Investment, (i) the aggregate amount of Investments made in reliance on this Section 10.2(c) does not exceed 5% of the Total Asset Value at such time and (ii) the aggregate amount of Investments made in reliance on this Section 10.2(c), when taken together with the aggregate amount of Investments made in reliance on Sections 10.2(b)(ii), (d) and (e), does not exceed 25% of the Total Asset Value at such time;

(d) Investments (whether originated or acquired by the Parent or a Subsidiary thereof) consisting of commercial mortgage loans, commercial real estate-related mezzanine loans and commercial real estate-related notes receivable so long as, after giving effect to any such Investment, (i) the aggregate amount of Investments made in reliance on this Section 10.2(d) does not exceed 10% of the Total Asset Value at such time and (ii) the aggregate amount of Investments made in reliance on this Section 10.2(d), when taken together with the aggregate amount of Investments made in reliance on Sections 10.2(b)(ii), (c) and (e), does not exceed 25% of the Total Asset Value at such time;

(e) Investments in respect of (x) costs to construct Real Property (i.e., construction in progress) and (y) Real Property under development, in each case, so long as after giving effect to any such Investment, (i) the aggregate amount of Investments made in reliance on this Section 10.2(e) (including as outstanding Investments for purposes of such calculation the Company’s reasonable projection of (x) costs to complete construction of Real Properties that are then under construction and (y) costs to complete development of Real Properties) does not exceed 20% of the Total Asset Value at such time and (ii) the aggregate amount of Investments made in reliance on this Section 10.2(e), when taken together with the aggregate amount of Investments made in reliance on Sections 10.2(b)(ii), (c) and (d), does not exceed 25% of the Total Asset Value at such time;

(f) Investments through any interest, whether fee, leasehold, operating or management contract or otherwise, in Real Property (including any ancillary facilities, such as an observatory attached to or part of any such Real Property) owned, held, leased or managed by the Company or a Subsidiary thereof, and other Investments incidental thereto not constituting (i) an Investment in an unimproved land holding, (ii) a commercial mortgage loan, commercial real estate-related mezzanine loan or commercial real estate-related note receivable, (iii) an Investment in an Unconsolidated Affiliate or (iv) an Investment in respect of costs to construct or develop a Real Property;

(g) equity Investments owned as of the Closing Date in Subsidiaries;

(h) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(i) the purchase or other acquisition of all or a portion of the Equity Interests of any Person that (x) owns, leases (whether pursuant to a master lease, ground lease or otherwise) or manages a Real Property or an observatory or (y) owns a commercial mortgage loan, commercial real estate-related mezzanine loan or commercial real estate-related note receivable; provided that (A) after giving effect to such purchase or other acquisition of such Equity Interests, such Person is not an Unconsolidated Affiliate, (B) if such Person owns an Investment of the type referred to in subclause (y) of this clause (i), the provisions of clause (d) of this Section 10.2 are satisfied (assuming that such Investment held by such Person, and not the Equity Interests of such Person, is being acquired), (C) if such Person owns an unimproved land holding, the provisions of clause (c) of this Section 10.2 are satisfied (assuming that the unimproved land holding held by such Person, and not the Equity Interests of such Person, is being acquired) and (D) if such Person owns a Real Property under construction or development, the provisions of clause (e) of this Section 10.2 are satisfied (assuming that the Real Property under construction or development held by such Person, and not the Equity Interests of such Person, is being acquired);

(j) Investments in Swap Contracts permitted under Section 10.3 entered into in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a “market view”;

provided, that notwithstanding the foregoing, in no event shall (i) the Parent or any of its Subsidiaries make an Investment in reliance on any of clauses (b)(ii), (c), (d) and (e) of this Section 10.2 if, immediately before or immediately after giving effect thereto, an Event of Default has occurred and is continuing or would result therefrom and (ii) the Parent be permitted to make any Investment at any time that it is not a Guarantor, except as permitted under Section 10.14.

Section 10.3. Indebtedness. The Parent and the Company will not, and will not permit any of their respective Subsidiaries to, create, incur, assume or suffer to exist any Indebtedness (other than Indebtedness exclusively among members of the Consolidated Group) unless (a) no Event of Default has occurred and is continuing immediately before and after the incurrence of such Indebtedness and (b) immediately after giving effect to the incurrence of such Indebtedness, the Parent and its Subsidiaries shall be in compliance, on a pro forma basis, with the provisions of Section 10.11; provided, that notwithstanding clauses (a) and (b) above, in no event shall the Parent or any Unencumbered Property Subsidiary be a borrower or guarantor of, or otherwise obligated in respect of, any Recourse Indebtedness unless it is a Guarantor.

Section 10.4. Minimum Property Condition. The Parent and the Company will not, and will not permit any of their respective Subsidiaries to, suffer or permit a failure to comply with the Minimum Property Condition at all times.

Section 10.5. Fundamental Changes; Dispositions. The Parent and the Company will not, and will not permit any of their respective Subsidiaries to, merge, dissolve, liquidate, consolidate with or into another Person, make any Disposition or, in the case of any Subsidiary of the Parent, issue, sell or otherwise Dispose of any of such Subsidiary’s Equity Interests to any Person, except:

(a) any Subsidiary of the Company may merge or consolidate with (i) the Company, provided that the Company shall be the continuing or surviving Person and or (ii) any one or more other Subsidiaries of the Company, provided that if any Subsidiary Guarantor is merging with another Subsidiary of the Company that is not a Subsidiary Guarantor, such Subsidiary Guarantor shall be the continuing or surviving Person (unless such Subsidiary Guarantor ceases to be a Subsidiary Guarantor as the result of such merger or consolidation);

(b) any Subsidiary of the Company may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Company or another Subsidiary of the Company; provided that if the transferor in such a transaction is a Subsidiary Guarantor that will remain a Subsidiary Guarantor after giving effect to such Disposition, then the transferee must be the Company or a Subsidiary Guarantor;

(c) Dispositions of obsolete or worn out equipment, whether now owned or hereafter acquired, in the ordinary course of business;

(d) Dispositions of property by any Subsidiary of the Company to the Company or another Subsidiary of the Company; provided that if the transferor is a Subsidiary Guarantor, then the transferee must be the Company or a Subsidiary Guarantor;

(e) Investments permitted by Section 10.2; and

(f) mergers, dissolutions, liquidations, consolidations or Dispositions not otherwise permitted above; provided that:

(i) no Event of Default has occurred and is continuing immediately before and after such transaction;

(ii) immediately upon giving effect thereto, the Parent and its Subsidiaries shall be in compliance, on a pro forma basis, with the provisions of Section 10.11; and

(iii) in the event of any Disposition of an Unencumbered Eligible Property for which a Direct Owner or an Indirect Owner is a Guarantor or a Disposition of any such Direct Owner or Indirect Owner: (A) the representations and warranties contained in Section 5 or any other Financing Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date thereof and immediately after giving effect thereto, except (1) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (2) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects as of such applicable date (including such earlier date set forth in the foregoing clause (1)) after giving effect to such qualification and (3) for purposes of this Section 10.5, the representations and warranties contained in Section 5.5 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 7.1 and (B) the provisions of Sections 10.19(b) and (c) of the Bank Credit Agreement (as in effect on the date hereof), as applicable, shall be satisfied.

Notwithstanding anything to the contrary contained herein, in no event shall the Parent or the Company be permitted to (i) merge, dissolve or liquidate or consolidate with or into any other Person unless after giving effect thereto the Parent or the Company, as applicable, is the sole surviving Person of such transaction and no Change of Control results therefrom or (ii) engage in any transaction pursuant to which it is reorganized or reincorporated in any jurisdiction other than a State of the United States of America or the District of Columbia.

Section 10.6. Restricted Payments. The Parent and the Company will not, and will not permit any of their respective Subsidiaries to, declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that the following shall be permitted:

(a) each Subsidiary of the Company may make Restricted Payments pro rata to the holders of its Equity Interests;

(b) the Parent and each Subsidiary thereof may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person or its direct or indirect parent;

(c) (i) the Parent and each Subsidiary thereof may purchase, redeem or otherwise acquire Equity Interests or warrants or options to obtain such Equity Interests issued by it with the proceeds received from the substantially concurrent issue of new shares of its or its direct or indirect parent’s common stock or other common Equity Interests and (ii) the Parent and/or the Company may purchase, redeem or otherwise acquire limited partnership interests of the Company held by a limited partner thereof in exchange for Equity Interests of the Parent and/or the Company so long as, after giving effect to any such purchase, redemption or other acquisition, a Change of Control does not occur;

(d) the Company shall be permitted to declare and make Restricted Payments on or in respect of its Equity Interests, in an aggregate amount for any fiscal year of the Parent equal to the greater of (i) 95% of Funds From Operations for such fiscal year and (ii) such amount that will result in the Parent receiving the necessary amount of funds required to be distributed to its equity holders in order for the Parent to (x) maintain its status as a REIT for federal and state income tax purposes and (y) avoid the payment of federal or state income or excise tax; provided, however, (1) if an Event of Default under Section 11(a) or (b) shall have occurred and be continuing or would result therefrom, the Company shall only be permitted to declare and pay pro rata dividends on its Equity Interests or make pro rata distributions with respect thereto in an amount that will result in the Parent receiving the minimum amount of funds required to be distributed to its equity holders in order for the Parent to maintain its status as a REIT for federal and state income tax purposes and (2) no Restricted Payments shall be permitted under this clause (d) following an acceleration of the Obligations pursuant to Section 12.1 or following the occurrence of an Event of Default under Section 11(g) or (h);

(e) the Parent shall be permitted to make Restricted Payments with any amounts received by it from the Company pursuant to Section 10.6(d); and

(f) the Parent and the Company shall be permitted to make Restricted Payments pursuant to the Tax Protection Agreement (as in effect on the Closing Date or as modified thereafter with the prior written consent of the Required Holders).

Notwithstanding the foregoing, if, at any time after the Closing Date, the analogous covenant in Section 7.06 (Restricted Payments) of the Bank Credit Agreement (as in effect on the date hereof) (the “Bank Restricted Payment Covenant”) is deleted, removed, amended or otherwise modified to be more or less restrictive than this Section 10.6, then this Section 10.6 shall be deemed on the date of execution of any such deletion, removal, amendment or modification to the Bank Credit Agreement to be then and thereupon similarly deleted, removed, amended or otherwise modified under this Agreement without any further action on the part of the Parent, the Company or any of the holders of the Notes; provided that if a Default or Event of Default shall exist at the time the Bank Restricted Payment Covenant is so deleted or removed or amended or modified in a manner so as to be less restrictive on the Credit Parties, the prior written consent of the Required Holders shall be required as a condition to any such deletion, removal, amendment or other modification to this Section 10.6 for so long as such Default or Event of Default continues to exist; and provided, further, that if any fee or other consideration shall be paid to the Bank Lenders or holders of the Indebtedness under the Bank Credit Agreement in connection with any such deletion, removal, amendment or modification to the Bank Restricted Payment Covenant, the Equivalent Fee shall be paid to the holders of the Notes. If the Bank Credit

Agreement is amended or modified to remove the Bank Restricted Payment Covenant and subsequent to any such amendment or modification, the Bank Credit Agreement is amended to re-insert the Bank Restricted Payment Covenant or an analogous covenant or event of default restricting or limiting Restricted Payments by any Credit Party, then such Bank Restricted Payment Covenant or other similar covenant or event of default shall automatically be incorporated by reference into this Agreement, mutatis mutandis, as if set forth fully herein, without any further action required on the part of any Person, effective as of the date when such covenant or event of default became effective under the Bank Credit Agreement. The Parent, the Company and the Required Holders shall from time to time promptly execute and deliver at the Credit Parties’ expense (including, without limitation, the reasonable fees and expenses of counsel for the holders of the Notes) an amendment to this Agreement in form and substance reasonably satisfactory to the Parent, the Company and the Required Holders evidencing any such amendment or modification to this Section 10.6; provided that the execution and delivery of such amendment or modification shall not be a precondition to the effectiveness of such amendment or modification.

Section 10.7. Change in Nature of Business. The Parent and the Company will not, and will not permit any of their respective Subsidiaries to, engage in any material line of business other than acquiring and developing income producing real properties and investments related thereto (including the operation of the Empire State Observatory or other observatory properties) or any business reasonably related or ancillary thereto or representing a reasonable extension thereof.

Section 10.8. Transactions with Affiliates. The Parent and the Company will not, and will not permit any of their respective Subsidiaries to, enter into directly or indirectly any transaction or group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate of the Parent, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to the Parent or a Subsidiary thereof as would be obtainable by the Parent or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate; provided that the foregoing restriction shall not apply to (a) transactions between or among the Company and its Subsidiaries at any time that the Parent is not a Guarantor, and transactions between or among the Parent and its Subsidiaries at any time that the Parent is a Guarantor, (b) fees and compensation (whether in the form of cash, equity or otherwise) paid or provided to, and any indemnity provided on behalf of, officers, directors or employees of the Parent or any Subsidiary thereof as determined in good faith by the board of directors of the Parent and in the ordinary course of business, (c) payments contemplated by the Tax Protection Agreement, (d) Restricted Payments not prohibited hereunder and (e) transactions and arrangements existing on the Closing Date and disclosed in the reports filed by the Parent with the SEC under the Securities Act or the Securities Exchange Act prior to the Closing Date.

Section 10.9. Burdensome Agreements. The Parent and the Company will not, and will not permit any of their respective Subsidiaries to, enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Financing Document) that limits the ability of (a) any Subsidiary to make Restricted Payments to the Parent, the Company or any Guarantor (or, following the Investment Grade Release, any Wholly-Owned Subsidiary of the Company that is a Direct Owner or Indirect Owner of an Unencumbered Eligible Property) or to

otherwise transfer any Unencumbered Eligible Property, or any income therefrom or proceeds thereof, to the Parent, the Company or any Subsidiary, (b) the Parent or any Subsidiary of the Company that is an Unencumbered Property Subsidiary to Guarantee any Obligations or (c) the Parent, any Subsidiary of the Company that is an Unencumbered Property Subsidiary, any Controlled Joint Venture or any Controlled Joint Venture Subsidiary to create, incur, assume or suffer to exist Liens on any Unencumbered Eligible Property, any Equity Interest of the Company owned by the Parent, any Equity Interest of any Unencumbered Property Subsidiary, any Equity Interest of any Controlled Joint Venture owned by a Joint Venture Partner, any Equity Interest of any Controlled Joint Venture Subsidiary that owns an Unencumbered Eligible Property, or any income from or proceeds of any of the foregoing; provided, however, that clauses (a) and (c) above shall not prohibit customary limitations on Restricted Payments or Negative Pledges (i) provided in favor of any holder of Secured Indebtedness of a Subsidiary so long as (A) such Subsidiary is not an Unencumbered Property Subsidiary, a Controlled Joint Venture Subsidiary that owns an Unencumbered Eligible Property or a Controlled Joint Venture that owns a Controlled Joint Venture Subsidiary that owns an Unencumbered Eligible Property and (B) such Secured Indebtedness is permitted under Sections 10.3 and 10.11, (ii) contained in (A) any agreement in connection with a Disposition permitted by Section 10.5 (provided that such limitation shall only be effective against the assets or property that are the subject of such Disposition) or (iii) the constituent documents of, or joint venture agreements or other similar agreements entered into in the ordinary course of business that are applicable solely to, a non-Wholly-Owned Subsidiary that is not a Controlled Joint Venture Subsidiary that owns an Unencumbered Eligible Property or a Controlled Joint Venture that owns a Controlled Joint Venture Subsidiary that owns an Unencumbered Eligible Property, (iv) arising by virtue of restrictions on cash or other deposits or net worth imposed by customers, suppliers or landlords or required by insurance, surety or bonding companies, in each case, under contracts entered into in the ordinary course of business so long as such restrictions do not apply to any Subsidiary that is an Unencumbered Property Subsidiary, a Controlled Joint Venture Subsidiary that owns an Unencumbered Eligible Property or a Controlled Joint Venture that owns a Controlled Joint Venture Subsidiary that owns an Unencumbered Eligible Property and (v) that constitute Permitted Pari Passu Encumbrances.

Section 10.10. Use of the Proceeds. The Company will not use any proceeds of the Notes, whether directly or indirectly, and whether immediately, incidentally or ultimately, (a) to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose, or (b) for any purpose that would breach or violate any applicable Anti-Money Laundering Laws or Anti-Corruption Laws.

Section 10.11. Financial Covenants. The Parent and the Company will not:

(a) Maximum Leverage Ratio. Permit Total Indebtedness as of the last day of each fiscal quarter of the Parent to exceed 60% of the Total Asset Value on such day.

(b) Maximum Secured Leverage Ratio. Permit Total Secured Indebtedness as of the last day of each fiscal quarter of the Parent to exceed 40% of the Total Asset Value on such day.

(c) Minimum Tangible Net Worth. Permit Tangible Net Worth at any time to be less than the sum of (i) $745,356,000 and (ii) 75% of the Net Cash Proceeds received by the Parent after September 30, 2014 from issuances and sales of Equity Interests of the Parent (other than Net Cash Proceeds received within ninety (90) days after the redemption, retirement or repurchase of ownership or Equity Interests in the Parent up to the amount paid by the Parent in connection with such redemption, retirement or repurchase, where, for the avoidance of doubt, the net effect is that the Parent shall not have increased its net worth as a result of any such proceeds).

(d) Minimum Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio as of the last day of any fiscal quarter of the Parent to be less than 1.50 to 1.00.

(e) Minimum Unencumbered Interest Coverage Ratio. Permit the Unencumbered Interest Coverage Ratio as of the last day of any fiscal quarter of the Parent to be less than 1.75 to 1.00.

(f) Maximum Unsecured Leverage Ratio. Permit Total Unsecured Indebtedness as of the last day of each fiscal quarter of the Parent to exceed 60% of the Unencumbered Asset Value on such day.

(g) Maximum Secured Recourse Indebtedness. Permit the aggregate outstanding principal amount of Secured Recourse Indebtedness of the Credit Parties and their Subsidiaries owing to Persons that are not members of the Consolidated Group at any time to exceed 10% of Total Asset Value at such time; provided, that at any time that the Parent and/or the Company has Debt Ratings from at least two of Moody’s, S&P and Fitch, and such Debt Ratings are Baa3 or better (in the case of a rating by Moody’s) or BBB- or better (in the case of a rating by S&P or Fitch), the covenant contained in this Section 10.11(g) shall not apply. Notwithstanding the foregoing, if, at any time after the Closing Date, the analogous covenant in Section 7.11(g) (Maximum Secured Recourse Indebtedness) of the Bank Credit Agreement (as in effect on the date hereof) (the “Bank Secured Recourse Indebtedness Covenant”) is deleted, removed, amended or otherwise modified to be more or less restrictive than this Section 10.11(g), then this Section 10.11(g) shall be deemed on the date of execution of any such deletion, removal, amendment or modification to the Bank Credit Agreement to be then and thereupon similarly deleted, removed, amended or otherwise modified under this Agreement without any further action on the part of the Parent, the Company or any of the holders of the Notes; provided that if a Default or Event of Default shall exist at the time the Bank Secured Recourse Indebtedness Covenant is so deleted or removed or amended or modified in a manner so as to be less restrictive on the Credit Parties, the prior written consent of the Required Holders shall be required as a condition to any such deletion, removal, amendment or other modification to this Section 10.11(g) for so long as such Default or Event of Default continues to exist; and provided, further, that if any fee or other consideration shall be paid to the Bank Lenders or holders of the Indebtedness under the Bank Credit Agreement in connection with any such deletion, removal, amendment or modification to the Bank Secured Recourse Indebtedness Covenant, the Equivalent Fee shall be paid to the holders of the Notes. If the Bank Credit Agreement is amended or modified to remove the Bank Secured Recourse Indebtedness Covenant and subsequent to any such amendment or modification, the Bank Credit Agreement is amended to re-insert the Bank Secured Recourse Indebtedness Covenant or an analogous covenant or event of default restricting or limiting Restricted Payments by any Credit Party, then such Bank Secured Recourse Indebtedness Covenant or other similar covenant or event of default shall automatically be incorporated by reference into this Agreement, mutatis mutandis, as if set forth fully herein, without any further action required on the part of any Person, effective as of the date when such covenant or event of default became effective under the Bank Credit Agreement. The Parent, the Company and the Required Holders shall from time to time promptly execute and deliver at the Credit Parties’ expense (including, without limitation, the reasonable fees and expenses of counsel for the holders of the Notes) an amendment to this Agreement in form and substance reasonably satisfactory to the Parent, the Company and the Required Holders evidencing any such amendment or modification to this Section 10.11(g); provided that the execution and delivery of such amendment or modification shall not be a precondition to the effectiveness of such amendment or modification.

Section 10.12. Accounting Changes. The Parent and the Company will not, and will not permit any of their respective Subsidiaries to, make any change in (a) accounting policies or reporting practices, except as required or permitted by GAAP, or (b) their fiscal year.

Section 10.13. Amendments, Waivers and Terminations of Organization Documents. The Parent and the Company will not, and will not permit any of their respective Subsidiaries to, directly or indirectly, consent to, approve, authorize or otherwise suffer or permit any amendment, change, cancellation, termination or waiver in any respect of the terms of any Organization Document of any Credit Party or any Subsidiary thereof, other than amendments, changes and modifications that are not adverse in any material respect to the Parent, any of the other Credit Parties, any Subsidiary thereof, or any of the holders of the Notes.

Section 10.14. Parent Covenants. Notwithstanding anything to the contrary contained in any Financing Document, at any time that the Parent is not a Guarantor the Parent shall not directly or indirectly enter into or conduct any business other than in connection with the ownership, acquisition and disposition of interests in the Company and, if applicable, direct interests in the Company, and the management of the business of the Company, and such activities as are incidental thereto, all of which shall be solely in furtherance of the business of the Company. The Parent shall not own any assets other than (a) interests, rights, options, warrants or convertible or exchangeable securities of the Company, (b) assets that have been distributed to the Parent by its Subsidiaries in accordance with Section 10.6 that are held for ten (10) Business Days or less pending further distribution to equity holders of the Parent, (c) assets received by the Parent from third parties (including the Net Cash Proceeds from any issuance and sale by the Parent of any its Equity Interests), that are held for ten (10) Business Days or less pending contribution of same to the Company, (d) such bank accounts or similar instruments as it deems necessary to carry out its responsibilities under the Organization Documents of the Company and (e) other tangible and intangible assets that, taken as a whole, are de minimis in relation to the net assets of the Company and its Subsidiaries, but which shall in no event include any Equity Interests other than those permitted in clauses (a) and (c) of this sentence. Nothing in this Section 10.14 shall prevent the Parent from (i) the maintenance of its legal existence

(including the ability to incur fees, costs and expenses relating to such maintenance), (ii) the performance of its obligations with respect to the Financing Documents, (iii) any public offering of its common stock or any other issuance or sale of its Equity Interests, (iv) the payment of dividends, (v) making contributions to the capital of the Company, (vi) participating in tax, accounting and other administrative matters as a member of the consolidated group of the Parent and the Company, (vii) providing indemnification to officers, managers and directors, (viii) any activities incidental to compliance with the provisions of the Securities Act, the Securities Exchange Act, any rules and regulations promulgated thereunder, and the rules of national securities exchanges, in each case, as applicable to companies with listed equity or debt securities, as well as activities incidental to investor relations, shareholder meetings and reports to shareholders or debt holders and (ix) any activities incidental to the foregoing.

Section 10.15. Terrorism Sanctions Regulations. The Parent and the Company will not and will not permit any Controlled Entity (a) to become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or any Person that is the target of sanctions imposed by the United Nations or by the European Union, or (b) directly or indirectly to have any investment in or engage in any dealing or transaction (including, without limitation, any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any holder to be in violation of any law or regulation applicable to such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions, or (c) to engage, nor shall any Affiliate of either engage, in any activity that could subject such Person or any holder to sanctions under CISADA or any similar law or regulation with respect to Iran or any other country that is subject to U.S. Economic Sanctions.

SECTION 11. EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c) the Company defaults in the performance of or compliance with any term contained in Sections 7.1(g), 7.1(h), 7.1(i)(i), 7.1(m), 9.5 (with respect to the Parent, the Company and each Unencumbered Eligible Subsidiary) or 9.2 or Section 10 or any Guarantor fails to perform or observe any term, covenant or agreement contained in the Guaranty Agreement; or

(d) the Company or any other Credit Party defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) or in any other Financing Document and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer of the Company or the Parent

obtaining actual knowledge of such default and (ii) the Company or the Parent receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or

(e) (i) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made, or (ii) any representation or warranty made in writing by or on behalf of any Guarantor or by any officer of such Guarantor in the Guaranty Agreement or any writing furnished in connection with the Guaranty Agreement proves to have been false or incorrect in any material respect on the date as of which made; or

(f) (i) any Credit Party or any Subsidiary thereof (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Recourse Indebtedness or Guarantee of Recourse Indebtedness (other than Indebtedness under this Agreement and the Notes and Indebtedness under Swap Contracts) having an aggregate principal amount of more than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee, or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded;, (ii) any Credit Party or any Subsidiary thereof fails to observe or perform any agreement or condition relating to any Nonrecourse Indebtedness or Guarantee of Nonrecourse Indebtedness having an aggregate principal amount in excess of the Threshold Amount, or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded or (iii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which any Credit Party or any Subsidiary thereof is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which any Credit Party or any Subsidiary thereof is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Credit Party or such Subsidiary as a result thereof is greater than the Threshold Amount; or

(g) the Parent, the Company or any Significant Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or (v) is adjudicated as insolvent or to be liquidated; or

(h) a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Parent, the Company or any Significant Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Parent, the Company or any Significant Subsidiary, or any such petition shall be filed against the Parent, the Company or any Significant Subsidiary and such petition shall not be dismissed, discharged or stayed within 60 days; or

(i) (i) one or more final judgments or orders (including, without limitation, any such final order enforcing a binding arbitration decision) for the payment of money aggregating in excess of $50,000,000 (to the extent not covered by independent third-party insurance as to which the insurer is rated at least “A” by A.M. Best Company, has been notified of the potential claim and does not dispute coverage), or (ii) one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, are rendered against one or more of the Parent, the Company or any Significant Subsidiary and, in the case of either (i) or (ii) herein, such judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay;

(j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed an amount that could reasonably be expected to have a Material Adverse Effect, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect. As used in this Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA;

(k) the Guaranty Agreement shall cease to be in full force and effect, any Guarantor or any Person acting on behalf of any Guarantor shall contest in any manner the validity, binding nature or enforceability of the Guaranty Agreement, or the obligations of any Guarantor under the Guaranty Agreement are not or cease to be legal, valid, binding and enforceable in accordance with the terms of the Guaranty Agreement;

(l) there occurs any Change of Control; or

(m) the Parent shall, for any reason, fail to maintain its status as a REIT, after taking into account any cure provisions set forth in the Code that are complied with by the Parent.

SECTION 12. REMEDIES ON DEFAULT, ETC.

Section 12.1. Acceleration.

(a) If an Event of Default with respect to the Parent, the Company or any Unencumbered Eligible Subsidiary described in Section 11(g) or (h) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the

Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note or the Guaranty Agreement, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate for the applicable series, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement, the Guaranty Agreement or any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

Section 13.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person(s) in whose name any Note(s) shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2. Transfer and Exchange of Notes. Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within fifteen Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes of the same series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Note for such series set forth in Schedule 1-A, 1-B or 1-C, as the case may be. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes of a series, one Note of such series may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2. Notwithstanding anything to the contrary in this Agreement, no holder will have the right to transfer any Notes to a Competitor unless an Event of Default has occurred and is continuing.

Section 13.3. Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $25,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

within ten Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14. PAYMENTS ON NOTES.

Section 14.1. Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York City, New York at the principal office of JPMorgan Chase Bank, N.A. in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 14.2. Home Office Payment. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in Schedule B, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

SECTION 15. EXPENSES, ETC.

Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including, but with respect to the payment of attorneys’ fees, limited to, reasonable and documented attorneys’ fees of one special counsel and, if reasonably required by the Required Holders, one local or other counsel in each applicable jurisdiction for the Purchasers and the holders) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Guaranty Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this

Agreement, the Guaranty Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Guaranty Agreement or the Notes, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and the Guaranty Agreement and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO provided, that such costs and expenses under this clause (c) shall not exceed $3,500 and (d) if required by the NAIC, the cost of obtaining and maintaining a Legal Entity Identifier (LEI). The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes), (ii) any and all wire transfer fees that any bank deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note and (iii) any judgment, liability, claim, order, decree, fine, penalty, cost, fee, expense (including reasonable attorneys’ fees and expenses) or obligation resulting from the consummation of the transactions contemplated hereby, including the use of the proceeds of the Notes by the Company.

Section 15.2. Survival. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Guaranty Agreement or the Notes, and the termination of this Agreement.

SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Parent or the Company pursuant to this Agreement shall be deemed representations and warranties of the Parent or the Company, as applicable, under this Agreement. Subject to the preceding sentence, this Agreement, the Notes and any Subsidiary Guaranties embody the entire agreement and understanding between each Purchaser, the Parent and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17. AMENDMENT AND WAIVER.

Section 17.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Company and the Required Holders, except that:

(a) no amendment or waiver of any of Sections 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing;

(b) no amendment or waiver may, without the written consent of each Purchaser and the holder of each Note at the time outstanding, (i) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (x) interest on the Notes or (y) the Make-Whole Amount, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver, or (iii) amend any of Sections 8 (except as set forth in the second sentence of Section 8.2 and Section 17.1(c)), 11(a), 11(b), 12, 17 or 20; and

(c) Section 8.5 may be amended or waived to permit offers to purchase made by the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions (in addition to any payment and prepayment rights that the Company has under Sections 8.1 and 8.2 hereof on the Closing Date) only with the written consent of the Company and the Super-Majority Holders.

Section 17.2. Solicitation of Holders of Notes.

(a) Solicitation. The Company and the Parent will provide each holder of a Note with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes or the Guaranty Agreement. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 17 or the Guaranty Agreement to each holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b) Payment. Neither the Parent nor the Company will directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of a Note as consideration for or as an inducement to the entering into by such holder of any waiver or amendment of any of the terms and provisions hereof or of the Guaranty Agreement or any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of a Note even if such holder did not consent to such waiver or amendment.

(c) Consent in Contemplation of Transfer. Any consent given pursuant to this Section 17 or the Guaranty Agreement by a holder of a Note that has transferred or has agreed to transfer its Note to (i) the Company, (ii) the Parent, (iii) any Subsidiary or any Affiliate of the Company or the Parent or (iv) any other Person in connection with, or in anticipation of, a tender offer for or merger with the Company, the Parent and/or any of their respective Affiliates (either pursuant to a waiver under Section 17.1(c) or subsequent to Section 8.5 having been amended pursuant to Section 17.1(c)) in connection with such consent shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 17.3. Binding Effect, etc. Any amendment or waiver consented to as provided in this Section 17 or the Guaranty Agreement applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company and the Parent without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company or the Parent and any holder of a Note and no delay in exercising any rights hereunder or under any Note or the Guaranty Agreement shall operate as a waiver of any rights of any holder of such Note.

Section 17.4. Notes Held by Company, etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, the Guaranty Agreement or the Notes, or have directed the taking of any action provided herein or in any the Guaranty Agreement or the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company, the Parent or any of their respective Affiliates shall be deemed not to be outstanding.

SECTION 18. NOTICES.

Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by an internationally recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule B, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

(ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

(iii) if to the Company or the Parent, to the Company or the Parent at:

c/o Empire State Realty Trust, Inc.

One Grand Central Place

60 East 42nd Street, 26th Fl.

New York, New York 10165

Attention: David A. Karp, Executive Vice President, Chief Financial Officer and Treasurer

Telephone: (212) 850-2777

Fax: (212) 983-1385

Email: dkarp@empirestaterealtytrust.com

with a copy to:

One Grand Central Place

60 East 42nd Street, 26th Fl.

New York, New York 10165

Attention: Thomas N. Keltner, Jr., Executive Vice President, General Counsel and Secretary

Telephone: (212) 850-2680

Fax: (212) 986-8795

Email: tkeltner@empirestaterealtytrust.com

or at such other address as the Company or the Parent, as applicable, shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19. REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Company and the Parent agree and stipulate that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or the Parent or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20. CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company, the Parent or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company, the Parent or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company, the Parent or any Subsidiary through no act by such Purchaser or any Person acting on such Purchaser’s behalf in violation of this Section 20 or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (v) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement or the Guaranty Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company or the Parent in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company or the Parent embodying this Section 20.

In the event that as a condition to receiving access to information relating to the Company, the Parent or their respective Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Company and the Parent, this Section 20 shall supersede any such other confidentiality undertaking.

SECTION 21. SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser. In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Company of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 22. MISCELLANEOUS.

Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not, except that, subject to Section 10.5, neither the Parent nor the Company may assign or otherwise transfer any of its rights or obligations hereunder or under the Notes without the prior written consent of each holder. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement.

Section 22.2. Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Financing Document, and either the Parent or the Required Holders shall so request, the Company and the Required Holders of the Notes shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Holders); provided that, until so amended, (A) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (B) the Company shall provide to the holders of the Notes financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Without limiting the foregoing, leases shall continue to be classified and accounted for on a basis consistent with that reflected in the audited financial statements of the Parent and Company identified on Schedule 5.5 hereto for all purposes of this Agreement, notwithstanding any change in GAAP relating thereto, unless this Agreement is amended to address any changes thereto. For purposes of determining compliance with this Agreement (including, without limitation, Section 9, Section 10 and the definition of “Indebtedness”), any election by the Company or the Parent to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

Section 22.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.4. Construction, etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

Section 22.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 22.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 22.7. Jurisdiction and Process; Waiver of Jury Trial.

(a) Each party hereto and each holder of a Note (a) irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to any Financing Document and (b) to the fullest extent permitted by applicable law, irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) Each party hereto and each holder of a Note consents to process being served by or on behalf of any other such party or holder in any suit, action or proceeding of the nature referred to in Section 22.7(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such party or holder shall then have been notified pursuant to said Section. Each of them agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c) Nothing in this Section 22.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d) The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, the Notes or any other document executed in connection herewith or therewith.

Section 22.8. Recourse to Credit Parties. Neither the Parent (whether in its capacity as a general partner of the Company or otherwise), so long as the Parent is not a Guarantor, nor any of its Affiliates or its Affiliates’ past, present or future shareholders, partners, members, officers, employees, servants, executives, directors, agents or representatives, in each case other than the Company and Guarantors (each such Person that is not the Company or a Guarantor, an “Exculpated Party”) shall be liable for payment of any Obligations due hereunder or under any other Financing Document. The sole recourse of the holders of the Notes for satisfaction of the Obligations due hereunder or under any other Financing Document shall be against the Company, the Guarantors and their respective assets and not against any assets or property of any Exculpated Party. In the event that an Event of Default occurs, no action shall be brought against any Exculpated Party by virtue of its direct or indirect ownership interest in the Company, the Guarantors or their respective assets and, if the Notes are at any time secured by collateral, in the event of any foreclosure on such collateral, no judgment for any deficiency upon the Obligations due hereunder or any other Financing Document shall be obtainable by the Purchasers or the holders against any Exculpated Party.

*    *    *    *    *

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you, the Parent and the Company.

Very truly yours,

EMPIRE STATE REALTY OP, L.P.

By:	Empire State Realty Trust, Inc., its General Partner

By:	/s/ David A. Karp
Name:	David A. Karp
Title:	Executive Vice President,
Chief Financial Officer and Treasurer

EMPIRE STATE REALTY TRUST, INC.

By:	/s/ David A. Karp
Name:	David A. Karp
Title:	Executive Vice President,
Chief Financial Officer and Treasurer

This Agreement is hereby accepted and agreed to as of the date hereof.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Tannis Fussell
Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By:	Prudential Investment Management Japan
Co., Ltd., as Investment Manager

By:	Prudential Investment Management, Inc.,
as Sub-Adviser

	By:	/s/ Tannis Fussell
Vice President

PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY

By:	Prudential Investment Management, Inc., as investment manager

	By:	/s/ Tannis Fussell
Vice President

PRUDENTIAL RETIREMENT GUARANTEED COST BUSINESS TRUST

By:	Prudential Investment Management, Inc., as investment manager

	By:	/s/ Tannis Fussell
Vice President

FARMERS INSURANCE EXCHANGE

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/ Tannis Fussell
Vice President

MID CENTURY INSURANCE COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/ Tannis Fussell
Vice President

PRUCO LIFE INSURANCE COMPANY

By:	/s/ Tannis Fussell
Assistant Vice President

THE PRUDENTIAL LIFE INSURANCE
COMPANY, LTD.

By:	Prudential Investment Management (Japan),
Inc., as Investment Manager

By:	Prudential Investment Management, Inc.,
as Sub-Adviser

	By:	/s/ Tannis Fussell
Vice President

FARMERS NEW WORLD LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/ Tannis Fussell
Vice President

ZURICH AMERICAN INSURANCE COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/ Tannis Fussell
Vice President

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Adjusted EBITDA” means, as of any date of determination, an amount equal to (i) EBITDA for the Consolidated Group (excluding Observatory EBITDA) for the then most recently ended fiscal quarter of Parent multiplied by four, plus Observatory EBITDA for the then most recently ended period of four fiscal quarters of Parent, minus (ii) the aggregate Annual Capital Expenditure Adjustment for all Real Properties.

“Adjusted Unencumbered NOI” means, for any period for any Unencumbered Eligible Property, (i) Unencumbered NOI for such Unencumbered Eligible Property for such period, minus (ii) the Annual Capital Expenditure Adjustment for such Unencumbered Eligible Property.

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Parent.

“Agreement” means this Agreement, including all Schedules attached to this Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Annual Capital Expenditure Adjustment” for any Real Property shall be an amount equal to, without duplication, the product of (i) $0.25 (in the case of office properties and the Empire State Observatory) or $0.15 (in the case of retail properties) multiplied by (ii) the aggregate net rentable area (determined on a square feet basis) of such Real Property.

“Anti-Corruption Laws” is defined in Section 5.16(d)(1).

“Anti-Money Laundering Laws” is defined in Section 5.16(c).

“Attributable Indebtedness” means, on any date, in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP.

“Bank Credit Agreement” means that certain Credit Agreement, dated as of January 23, 2015, by and among the Parent, the Company, the Bank Lenders, Bank of America, as administrative agent for the Bank Lenders, and each of the other Persons party thereto, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof.

“Bank Lenders” means each of the lenders from time to time party to the Bank Credit Agreement.

“Bank Restricted Payment Covenant” is defined in Section 10.6.

“Bank Secured Recourse Indebtedness Covenant” is defined in Section 10.11(g).

“Blocked Person” is defined in Section 5.16(a).

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

“Capitalization Rate” means (a) in the case of (i) any office property located in the New York City central business district and (ii) the Empire State Observatory, six percent (6.00%), (b) in the case of any office property (other than a New York City central business district office property or the Empire State Observatory), seven percent (7.00%) and (c) in the case of any retail property, seven and one-quarter percent (7.25%).

Notwithstanding the foregoing, if, at any time after the Closing Date, the definition of “Capitalization Rate” set forth the Bank Credit Agreement is amended or otherwise modified to be more or less restrictive than the definition set forth in this Agreement, then the definition of “Capitalization Rate” as set forth herein shall be deemed on the date of execution of any such amendment or modification to the Bank Credit Agreement to be then and thereupon similarly amended or otherwise modified under this Agreement without any further action on the part of the Parent, the Company or any of the holders of the Notes; provided that if a Default or Event of Default shall exist at the time any such amendment or modification to the Bank Credit Agreement is executed which makes the definition of “Capitalization Rate” less restrictive on the Credit Parties, no amendment or other modification to the definition of “Capitalization Rate” set forth in this Agreement shall be effective so long as such Default or Event of Default continues to exist without the prior written consent of the Required Holders; and provided, further, that if any fee or other consideration shall be paid to the Bank Lenders or holders of the Indebtedness under the Bank Credit Agreement in connection with any such amendment or modification, the Equivalent Fee shall be paid to the holders of the Notes. Notwithstanding the foregoing, in no event shall a modification to the definition of “Capitalization Rate” be deemed incorporated into this Agreement as provided above to make such definition less restrictive on the Credit Parties than the definition of “Capitalization Rate” set forth in this Agreement as of the Closing Date without the prior written consent of the Required Holders and no Equivalent Fee need be paid to the holders of the Notes unless such written consent is provided by the Required Holders. The Parent, the Company and the Required Holders shall from time to time promptly execute and deliver at the Credit Parties’ expense (including, without limitation, the reasonable fees and expenses of counsel for the holders of the Notes) an amendment to this Agreement in form and substance reasonably satisfactory to the Parent, the Company and the Required Holders evidencing any such amendment or modification to the definition of “Capitalization Rate” which is deemed to be incorporated herein pursuant to this paragraph; provided that the execution and delivery of such amendment or modification shall not be a precondition to the effectiveness of such amendment or modification.

“Cash Equivalents” means any of the following types of Investments:

(a) readily marketable obligations issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than one year from the date of acquisition thereof; provided that the full faith and credit of the United States of America is pledged in support thereof;

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(b) time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i) (A) is a Bank Lender or (B) is organized under the laws of the United States of America, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States of America, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in clause (c) of this definition and (iii) has combined capital and surplus of at least $500,000,000, in each case with maturities of not more than one year from the date of acquisition thereof;

(c) commercial paper issued by any Person organized under the laws of any state of the United States of America and rated at least “Prime-2” (or the then equivalent grade) by Moody’s or at least “A-2” (or the then equivalent grade) by S&P, in each case with maturities of not more than 270 days from the date of acquisition thereof;

(d) reverse repurchase agreements with terms of not more than seven days from the date acquired, for securities of the type described in clause (a) above and entered into only with commercial banks having the qualifications described in clause (b) above; and

(e) Investments, classified in accordance with GAAP as current assets of the Parent or any of its Subsidiaries, in money market investment programs registered under the Investment Company Act of 1940, which are administered by financial institutions that have at least the second highest rating obtainable from either Moody’s or S&P, and the portfolios of which are limited solely to Investments of the character, quality and maturity described in clauses (a), (b), (c) and (d) of this definition.

“Change of Control” means an event or series of events by which:

(a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 35% or more of the equity securities of the Parent entitled to vote for members of the board of directors or equivalent governing body of the Parent on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right);

(b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Parent cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at

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least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors); or

(c) (i) the Parent shall cease to be the sole general partner of the Company or shall cease to own, directly, 100% of the general partnership interests of the Company, free and clear of all Liens (other than Permitted Equity Encumbrances) or (ii) any holder of a limited partnership interest in the Company is provided with or obtains voting rights with respect to such limited partnership interest that are more expansive in any material respect than the voting rights afforded to limited partners of the Company under the Organization Documents of the Company in effect on the Closing Date.

Notwithstanding the foregoing, if, at any time after the Closing Date, the definition of “Change of Control” set forth the Bank Credit Agreement (as in effect on the date hereof) is amended or otherwise modified to delete or remove clause (b) of such definition, then the definition of “Change of Control” as set forth herein shall be deemed on the date of execution of any such amendment or modification to the Bank Credit Agreement to be then and thereupon similarly amended or otherwise modified under this Agreement to delete or remove clause (b) hereof without any further action on the part of the Parent, the Company or any of the holders of the Notes; provided that if a Default or Event of Default shall exist at the time any such amendment or modification to the Bank Credit Agreement is executed, no such amendment or other modification to the definition of “Change of Control” set forth in this Agreement shall be effective so long as such Default or Event of Default continues to exist without the prior written consent of the Required Holders; and provided, further, that if any fee or other consideration shall be paid to the Bank Lenders or holders of the Indebtedness under the Bank Credit Agreement in connection with any such amendment or modification, the Equivalent Fee shall be paid to the holders of the Notes. The Parent, the Company and the Required Holders shall from time to time promptly execute and deliver at the Credit Parties’ expense (including, without limitation, the reasonable fees and expenses of counsel for the holders of the Notes) an amendment to this Agreement in form and substance reasonably satisfactory to the Parent, the Company and the Required Holders evidencing any such amendment or modification to the definition of “Change of Control” which is deemed to be incorporated herein pursuant to this paragraph; provided that the execution and delivery of such amendment or modification shall not be a precondition to the effectiveness of such amendment or modification.

“CISADA” means the Comprehensive Iran Sanctions, Accountability and Divestment Act.

“Closing” is defined in Section 3.

“Closing Date” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

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“Company” means Empire State Realty OP, L.P., a Delaware limited partnership or any successor that becomes such in the manner prescribed in Section 10.5.

“Competitor” means any Person who is actively engaged in a line of business that is substantially similar to any line of business in which any of the Parent or any of its Subsidiaries are engaged on the date of this Agreement as described in the Disclosure Documents; provided, however, that (a) in no event shall any insurance company, bank, trust company, pension plan, savings and loan association, investment company, investment advisor, broker or dealer or any other similar financial institution or entity (regardless of legal form) be deemed to be a Competitor, and (b) in no event shall any Purchaser which maintains passive investments in any Person which is a Competitor be deemed a Competitor it being agreed that the normal administration of the investment and enforcement thereof shall be deemed not to cause such Purchaser to be a “Competitor”.

“Confidential Information” is defined in Section 20.

“Consolidated Group” means, collectively, the Credit Parties and their Consolidated Subsidiaries.

“Consolidated Group Pro Rata Share” means, with respect to any Unconsolidated Affiliate, the percentage interest held by the Consolidated Group, in the aggregate, in such Unconsolidated Affiliate determined by calculating the percentage of Equity Interests of such Unconsolidated Affiliate owned by the Consolidated Group.

“Consolidated Subsidiaries” means, as to any Person, all Subsidiaries of such Person that are consolidated with such Person for financial reporting purposes under GAAP.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Controlled Entity” means (i) any of the Subsidiaries of the Parent and any of their or the Parent’s respective Controlled Affiliates and (ii) if the Parent has a parent company, such parent company and its Controlled Affiliates.

“Controlled Joint Venture” means a Subsidiary of the Company (the “Specified Subsidiary”) that (a) is organized under the laws of the United States or a state thereof or the District of Columbia (and each Subsidiary of the Company that directly or indirectly owns any Equity Interests in the Specified Subsidiary is also organized under the laws of the United States or a state thereof or the District of Columbia), (b) owns or ground leases a Property (either directly or through a Controlled Joint Venture Subsidiary), (c) is not a borrower or guarantor of, or otherwise obligated in respect of, any Recourse Indebtedness, (d) is not a Wholly-Owned Subsidiary of the Company and (e) is controlled by the Company or a Guarantor (or, following the Investment Grade Release, the Company or a Wholly-Owned Subsidiary of the Company

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that is not a borrower or guarantor of, or otherwise obligated in respect of, any Recourse Indebtedness). For purposes of this definition, a Subsidiary of the Company is “controlled” by a Person if such Person has the right to exercise exclusive control over any disposition, refinancing and operating activity of any Unencumbered Eligible Property owned or ground leased by such Subsidiary (including the making of Restricted Payments on a ratable basis to the owners thereof), without the consent of any other Person (other than (i) the Company or (ii) any Subsidiary of the Company, as long as such Subsidiary does not need the consent of any minority equity holder thereof to consent to any such disposition, refinancing or operating activity (including the making of Restricted Payments on a ratable basis to the owners thereof).

“Controlled Joint Venture Subsidiary” means, as to any Controlled Joint Venture, a direct Wholly-Owned Subsidiary of such Controlled Joint Venture (the “Specified CJV Subsidiary”) that (a) is organized under the laws of the United States or a state thereof or the District of Columbia (and each Subsidiary of such Controlled Joint Venture that directly or indirectly owns any Equity Interests in the Specified CJV Subsidiary that is also organized under the laws of the United States or a state thereof or the District of Columbia) and (b) is not a borrower or guarantor of, or otherwise obligated in respect of, any Recourse Indebtedness.

“Credit Parties” means, collectively, the Parent, the Company and the Subsidiary Guarantors.

“Credit Party Pro Rata Share” means, with respect to any Controlled Joint Venture, the percentage interest held by the Company and the Guarantors, in the aggregate, in such Controlled Joint Venture determined by calculating the percentage of the Equity Interests of such Controlled Joint Venture owned by the Company and/or one or more Guarantors.

“Debt Rating” means, as of any date of determination, the rating assigned by a Rating Agency to the Parent’s and/or Company’s non-credit enhanced, senior unsecured long term debt as in effect on such date.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means that rate of interest that is the greater of (i) 2.0% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time at its principal office in New York, New York as its “base” or “prime” rate.

“Direct Owner” means each Subsidiary of the Company that directly owns, or is the ground lessee of, an interest in any Property.

“Disclosure Documents” is defined in Section 5.3.

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“Disposed Property” means, as of any date of determination, any Property that was, directly or indirectly, sold or otherwise disposed of to a Person (other than another member of the Consolidated Group) during the then most recently ended period of four consecutive fiscal quarters of the Parent.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“EBITDA” means, with respect to the Consolidated Group for any period, the sum of (a) Net Income for such period, in each case, excluding (without duplication), (i) any nonrecurring or extraordinary gains and losses for such period, (ii) any income or gain and any loss in each case resulting from the early extinguishment of indebtedness during such period and (iii) any net income or gain or any loss resulting from a Swap Contract (including by virtue of a termination thereof) during such period, plus (b) an amount which, in the determination of Net Income for such period pursuant to clause (a) above, has been deducted for or in connection with: (i) Interest Expense (plus, amortization of deferred financing costs, to the extent included in the determination of Interest Expense in accordance with GAAP), (ii) income taxes, (iii) depreciation and amortization, (iv) all other non-cash charges and (v) adjustments as a result of the straight lining of rents, all as determined in accordance with GAAP for such period, plus (c) the Consolidated Group Pro Rata Share of the foregoing items attributable to the Consolidated Group’s interests in Unconsolidated Affiliates.

“EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval System or any successor SEC electronic filing system for such purposes.

“Eligible Ground Lease” means a ground lease with respect to a Property that has been executed by the Company, a Subsidiary Guarantor (or following the Investment Grade Release, a Wholly-Owned Subsidiary of the Company that is not a borrower or guarantor of, or otherwise obligated in respect of, any Recourse Indebtedness), a Controlled Joint Venture or a Controlled Joint Venture Subsidiary as ground lessee and that at all times satisfies each of the following conditions: (a) such ground lease is in full force and effect, (b) such ground lease has a remaining lease term of at least 30 years at the time such Property becomes an Unencumbered Eligible Property (but in no event shall such ground lease have a remaining term of less than 25 years at any time during which such Property is included as an Unencumbered Eligible Property) (including extension and renewal options, but only to the extent such extension and renewal options are controlled exclusively by the Unencumbered Property Subsidiary that is the ground lessee thereunder), (c) such ground lease permits the Unencumbered Property Subsidiary that is the ground lessee thereunder to grant a Lien on all of its right, title and interest therein in favor of the holders of the Notes (or an agent or trustee on their behalf), to secure the Obligations, without the consent of any Person (other than any consent that has been obtained), (d) no Person party to such ground lease is in default of any of its obligations under such ground lease, (e) such ground lease is not encumbered by any Lien (other than Liens encumbering the ground lessor’s interest in such ground lease) and (f) such ground lease is otherwise acceptable for nonrecourse leasehold mortgage financing under customary prudent lending requirements as reasonably and mutually determined by both the Company and the Required Holders.

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“Empire State Building” means the Empire State Building located at 338-350 Fifth Avenue, New York, New York.

“Empire State Observatory” means the Property consisting of the observatory at the Empire State Building.

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.

“Equivalent Fee” means, without duplication, (a) in connection with the payment of any fee under the Bank Credit Agreement in connection with any deletion, removal, amendment or modification to the Bank Restricted Payment Covenant, Bank Secured Recourse Indebtedness Covenant or the definitions of “Capitalization Rate” or “Change of Control” in the Bank Credit Agreement, as the case may be, an amount equal to (i) the percentage determined by dividing such fee by the principal amount outstanding under the Bank Credit Agreement multiplied by (ii) the aggregate outstanding principal amount of the Notes, (b) in connection with any increase in the applicable interest rate or interest rate margins with respect to any Indebtedness under the Bank Credit Agreement in connection with any such deletion, removal, amendment or modification described in clause (a), an amount equal to the increase in basis points of such interest rate or interest rate margins under the Bank Credit Agreement, and (c) in connection with the payment of any other type of consideration in connection with any such deletion, removal, amendment or modification described in clause (a), the equivalent of any such consideration as reasonably determined by the Required Holders.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Event of Default” is defined in Section 11.

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“Exculpated Party” is defined in Section 22.8.

“Financing Documents” means, collectively, (a) this Agreement, (b) the Notes, and (c) the Guaranty Agreement.

“Fitch” means Fitch, Inc. and any successor thereto.

“Fixed Charge Coverage Ratio” means the ratio as of the last day of any fiscal quarter of the Parent of (i) Adjusted EBITDA as of the last day of such fiscal quarter to (ii) Fixed Charges for such fiscal quarter.

“Fixed Charges” means, for any fiscal quarter of the Parent, an amount equal to the product of (a) the sum, without duplication, of (i) Interest Expense for such fiscal quarter, (ii) scheduled payments of principal on Total Indebtedness made or required be made during such fiscal quarter (excluding any balloon payments payable on maturity of any such Total Indebtedness), (iii) the amount of dividends or distributions paid or required to be paid by any member of the Consolidated Group during such fiscal quarter in respect of its preferred Equity Interests and (iv) the Consolidated Group Pro Rata Share of the foregoing items attributable to the Consolidated Group’s interests in Unconsolidated Affiliates, multiplied by (b) four.

“Form 10-K” is defined in Section 7.1(b).

“Form 10-Q” is defined in Section 7.1(a).

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Funding Instruction Letter” is defined in Section 4.10.

“Funds From Operations” means, with respect to any period and without double counting, an amount equal to the Net Income for such period, excluding gains (or losses) from sales of property, plus depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures; provided that “Funds From Operations” shall exclude impairment charges, charges from the early extinguishment of indebtedness and other non-cash charges as evidenced by a certification of a Responsible Officer of the Parent containing calculations in reasonable detail satisfactory to the Required Holders. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect “Funds From Operations” on the same basis. In addition, “Funds from Operations” shall be adjusted to remove any impact of the expensing of acquisition costs pursuant to FAS 141 (revised), as issued by the Financial Accounting Standards Board in December of 2007, and effective January 1, 2009, including, without limitation, (i) the addition to Net Income of costs and expenses related to ongoing consummated acquisition transactions during such period; and (ii) the subtraction from Net Income of costs and expenses related to acquisition transactions terminated during such period.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting

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Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“Guarantee” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

(a) to purchase such indebtedness or obligation or any property constituting security therefor;

(b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

(c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

(d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guarantee, the indebtedness or other obligations that are the subject of such Guarantee shall be assumed to be direct obligations of such obligor.

“Guarantors” means, collectively, (a) each Subsidiary Guarantor and (b) at any time that the Parent has Guaranteed the Obligations in accordance with Section 9.7(c), the Parent.

“Guaranty Agreement” is defined in Section 4.7.

“Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required

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or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 17.2 and 18 and any related definitions in this Schedule A, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register.

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances and similar instruments (including bank guaranties, surety bonds, comfort letters, keep-well agreements and capital maintenance agreements);

(c) net obligations of such Person under any Swap Contract;

(d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business)

(e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f) capital leases and Synthetic Debt;

(g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person (other than the payment solely in Equity Interests of such Person), valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and

(h) any Guarantee of such Person with respect to liabilities of a type described in any of clauses (a) through (g) hereof.

For all purposes hereof: (x) the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such

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Indebtedness is expressly made non-recourse to such Person, (y) the amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date and (z) the amount of any capitalized lease as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

“Indirect Owner” means each Subsidiary of the Company that directly or indirectly owns an ownership interest in any Direct Owner.

“INHAM Exemption” is defined in Section 6.2(e).

“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 10% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

“Interest Expense” means, for any period, without duplication, total interest expense of the Consolidated Group for such period determined in accordance with GAAP (including interest expense attributable to the Consolidated Group’s ownership interests in Unconsolidated Affiliates and, for the avoidance of doubt, capitalized interest).

“Investment” means, as to any Person, any direct or indirect (a) investment by such Person, consisting of (i) the purchase or other acquisition of Equity Interests or other securities of another Person or (ii) a loan, advance, other extension of credit or capital contribution to, or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person, (b) purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit or all or a substantial part of the business of, such Person or (c) purchase, acquisition or other investment in any real property or real property-related assets (including (x) mortgage loans and other real estate-related debt investments and notes receivable, (y) investments in unimproved land holdings and Properties and (z) costs to construct real property assets under development). For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“Investment Grade Rating” means receipt of two of any of the following three Debt Ratings: (i) BBB- or higher from S&P, (ii) BBB- or higher from Fitch and (iii) Baa3 or higher from Moody’s.

“Investment Grade Release” has the meaning specified in Section 10.19(a) of the Bank Credit Agreement (as in effect on the date hereof).

“Joinder Agreement” is defined in Section 9.7(a).

“Joint Venture Partner” means the Company or any Wholly-Owned Subsidiary of the Company that owns a direct Equity Interest in any Controlled Joint Venture that, or that has a

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Controlled Joint Venture Subsidiary that, owns or ground leases, directly or indirectly, an Unencumbered Eligible Property.

“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, Negative Pledge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

“Make-Whole Amount” is defined in Section 8.6.

“Material” means material in relation to the business, operations, financial condition, assets or properties of the Parent and its Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, financial condition, assets or properties of the Parent and its Subsidiaries taken as a whole, (b) the ability of the Parent or the Company to perform its obligations under any Financing Document to which it is a party, (c) the ability of any Guarantor to perform its obligations under the Guaranty Agreement, (d) the validity or enforceability of any Financing Document or (e) the rights and remedies of the holders of the Notes under any Financing Document.

“Material Credit Facility” means, as to the Parent and its Subsidiaries,

(a) the Bank Credit Agreement; and

(b) any other agreement(s) creating or evidencing indebtedness for borrowed money entered into on or after the date of Closing by the Parent or any Subsidiary, or in respect of which the Parent or any Subsidiary is an obligor or otherwise provides a guarantee or other credit support (“Credit Facility”), in a principal amount outstanding or available for borrowing equal to or greater than $100,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency); and if no Credit Facility or Credit Facilities equal or exceed such amounts, then the largest Credit Facility shall be deemed to be a Material Credit Facility.

“Maturity Date” is defined in the first paragraph of each Note.

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“Minimum Occupancy Condition” means, at any time and with respect to any Unencumbered Eligible Property (excluding for this purpose the Empire State Building), that the Occupancy Rate for such Property is not less than seventy five percent (75%).

“Minimum Property Condition” means, at any time, that there are at least four (4) Unencumbered Eligible Properties included in the calculation of Unencumbered Asset Value.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“Negative Pledge” means a provision of any agreement (other than this Agreement) that restricts or prohibits the creation of any Lien on any assets of a Person. For the avoidance of doubt, a “no negative pledge” provision in an agreement that is not, taken as a whole, materially more restrictive than the provisions of Section 10.9 shall not constitute a “Negative Pledge” for purposes hereof.

“Net Cash Proceeds” means with respect to any issuance and sale by the Parent of any its Equity Interests, the excess of (a) the sum of the cash and Cash Equivalents received by the Parent in connection with such issuance and sale, less (b) underwriting discounts and commissions, and other reasonable out-of-pocket expenses (including the reasonable fees and disbursements of counsel), incurred by the Parent in connection with such issuance, other than any such amounts paid or payable to an Affiliate of the Parent.

“Net Income” means, for any period, the net income (or loss) of the Consolidated Group for such period; provided, however, that Net Income shall exclude (a) extraordinary gains and extraordinary losses for such period, (b) the net income of any Subsidiary of the Parent during such period to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such income is not permitted by operation of the terms of its Organization Documents or any agreement, instrument or Law applicable to such Subsidiary during such period, except that the Parent’s equity in any net loss of any such Subsidiary for such period shall be included in determining Net Income, and (c) any income (or loss) for such period of any Person if such Person is not a Subsidiary of the Parent, except that the Parent’s equity in the net income of any such Person for such period shall be included in Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Parent or a Subsidiary thereof as a dividend or other distribution (and in the case of a dividend or other distribution to a Subsidiary of the Parent, such Subsidiary is not precluded from further distributing such amount to the Parent as described in clause (b) of this proviso).

“Net Operating Income” means, with respect to any Property for any period, an amount equal to (a) the aggregate gross revenues of the Consolidated Group derived from the operation of such Property during such period, minus (b) the sum of all expenses and other proper charges incurred in connection with the operation of such Property during such period (including accruals for real estate taxes and insurance and any management fees paid in cash, but excluding

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debt service charges, income taxes, depreciation, amortization and other non-cash expenses), which expenses and accruals shall be calculated in accordance with GAAP.

“Newly-Acquired Property” means, as of any date of determination, any Property acquired by any member of the Consolidated Group from any Person (other than a member of the Consolidated Group) during the then most recently ended four consecutive fiscal quarter period of the Parent.

“Notes” is defined in Section 1.

“Obligations” means (a) all debts, liabilities, obligations, covenants and duties of, any Credit Party arising under any Financing Document or otherwise with respect to the Notes, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest, any applicable prepayment premium, Make-Whole Amount or other premium payable pursuant to the terms of the Financing Documents and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable, and (b) all costs and expenses incurred in connection with enforcement and collection of the foregoing, including the fees, charges and disbursements of counsel, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Credit Party or any Affiliate thereof pursuant to any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Observatory EBITDA” means, for any period, the portion of EBITDA of the Consolidated Group for such period that is derived from operation of the Empire State Observatory.

“Occupancy Rate” means, for any Property, the percentage of the net rentable area (determined on a square feet basis) of such Property leased by bona fide tenants of such Property (excluding tenants that have vacated the Property on a permanent basis and have not sublet same to a bona fide subtenant) pursuant to bona fide tenant leases (or subleases), in each case, which tenants (or subtenants) are not more than sixty days past due in the payment of all rent payments due under such leases (or subleases).

“OFAC” is defined in Section 5.16(a).

“OFAC Listed Person” is defined in Section 5.16(a).

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Parent (on the Parent’s own behalf or on behalf of the Company), as applicable, whose responsibilities extend to the subject matter of such certificate.

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“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating or limited liability company agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Pari Passu Obligations” means Unsecured Indebtedness (exclusive of the Obligations) of the Company or any Guarantor owing to Persons that are not members of the Consolidated Group.

“Parent” is defined in the introductory paragraph hereof.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Permitted Equity Encumbrances” means:

(a) Permitted Judgment Liens;

(b) Liens for taxes, assessments or governmental charges which are (i) immaterial to the Parent and its Subsidiaries, taken as a whole, (ii) not overdue for a period of more than thirty (30) days or (iii) being contested in good faith and by appropriate actions or proceedings diligently conducted (which actions or proceedings have the effect of preventing the forfeiture or sale of the property of assets subject to any such Lien), if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; and

(c) Permitted Pari Passu Encumbrances.

“Permitted Judgment Liens” means Liens securing judgments for the payment of money not constituting an Event of Default under Section 11(i) (solely to the extent the aggregate amount of the judgments secured by such Liens encumbering (x) Unencumbered Eligible Properties (and the income therefrom and proceeds thereof) and/or (y) the Equity Interests of any Unencumbered Property Subsidiary (and the income therefrom and proceeds thereof), does not exceed $10,000,000).

“Permitted Pari Passu Encumbrances” means encumbrances that are contained in documentation evidencing or governing Pari Passu Obligations which encumbrances are the result of (i) limitations on the ability of the Parent or any Subsidiary thereof to transfer property to the Company or any Guarantor which limitations are not, taken as a whole, materially more restrictive than those contained in this Agreement or (ii) any requirement that Pari Passu Obligations be secured on an “equal and ratable basis” to the extent that the Obligations are secured.

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“Permitted Property Encumbrances” means:

(a) Permitted Judgment Liens;

(b) easements, rights-of-way, sewers, electric lines, telegraph and telephone lines, restrictions (including zoning restrictions), encroachments, protrusions and other similar encumbrances affecting real property which (i) to the extent existing with respect to an Unencumbered Eligible Property, do not materially interfere with the ordinary conduct of the business of the applicable Person or (ii) to the extent existing with respect to a Property that is not an Unencumbered Eligible Property, could not reasonably be expected to have a Material Adverse Effect;

(c) carriers’, warehouseman’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business that are not overdue for a period of more than thirty (30) days or are being contested in good faith and by appropriate actions or proceedings diligently conducted (which actions or proceedings have the effect of preventing the forfeiture or sale of the property of assets subject to any such Lien), if adequate reserves with respect thereto are maintained on the books of the applicable Person;

(d) any interest or right of a lessee of a Property under leases entered into in the ordinary course of business of the applicable lessor;

(e) Permitted Pari Passu Encumbrances; and

(f) rights of lessors under Eligible Ground Leases.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity .

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Property” means any Real Property which is owned or ground leased, directly or indirectly, by the Company or a Subsidiary thereof.

“PTE” is defined in Section 6.2(a).

“Proposed Real Estate” means, at any time, (a) any Property, (b) any Real Estate that the Company or a Wholly-Owned Subsidiary of the Company plans to acquire or lease or (c) any Real Estate owned or ground leased by a Person that the Company or a Wholly Owned Subsidiary of the Company plans to acquire, in each such case that satisfies (or, upon the

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acquisition or leasing thereof or upon the acquisition of the owner or lessee thereof, would satisfy) all of the Unencumbered Property Criteria, except for clause (a) and/or clause (b) of the definition thereof.

“Proposed Unencumbered Property Subsidiary” is defined in Section 9.8(b).

“Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“QPAM Exemption” is defined in Section 6.2(d).

“Rating Agency” means any of S&P, Moody’s or Fitch.

“Real Property” means, with respect to any Person, all of the right, title, and interest of such Person in and to land, improvements, and fixtures.

“Recourse Indebtedness” means, with respect to any Person, Indebtedness of such Person other than Nonrecourse Indebtedness of such Person and Indebtedness under the Financing Documents.

“REIT” means any Person that qualifies as a real estate investment trust under Sections 856 through 860 of the Code.

“Related Fund” means, with respect to any holder of any Note, any fund or entity that (i) invests in Securities or bank loans, and (ii) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Required Holders” means at any time on or after the Closing, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company or the Parent, as applicable, with responsibility for the administration of the relevant portion of this Agreement.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of any Person or any Subsidiary thereof, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other Equity

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Interest, or on account of any return of capital to such Person’s stockholders, partners or members (or the equivalent Person thereof).

“S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. and any successor thereto.

“SEC” means the Securities and Exchange Commission of the United States, or any successor thereto.

“Secured Indebtedness” means, with respect to any Person, all Indebtedness of such Person that is secured by a Lien.

“Secured Recourse Indebtedness” means, with respect to any Person, all Recourse Indebtedness of such Person that is secured by a Lien.

“Securities” or “Security” shall have the meaning specified in section 2(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute, and the rules and regulations promulgated thereunder.

“Self-Insurance” is defined in Section 9.2.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company or the Parent, as applicable.

“Series A Notes” is defined in Section 1.

“Series B Notes” is defined in Section 1.

“Series C Notes” is defined in Section 1.

“Significant Subsidiary” means, at any time, (a) each Unencumbered Property Subsidiary, (b) each Subsidiary of the Parent (other than an Unencumbered Property Subsidiary) which represents (i) 10.0% or more of EBITDA of the Parent and its Subsidiaries, (ii) 10.0% or more of consolidated total assets of the Parent and its Subsidiaries or (iii) 10.0% or more of consolidated total revenues of the Parent and its Subsidiaries, in each case as determined at the end of the then most recently ended fiscal quarter of the Parent based on the financial statements of the Parent delivered to the holders of Notes pursuant to Sections 7.1(a) or (b) for such fiscal quarter or fiscal year, as applicable, and (c) any Subsidiary of the Parent (other than an Unencumbered Property Subsidiary) which, when aggregated with all other Subsidiaries of the Parent that are not otherwise Significant Subsidiaries, would constitute a Significant Subsidiary under clause (b) of this definition.

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“Solvent” means, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Source” is defined in Section 6.2.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Parent. For the avoidance of doubt, the Company shall be deemed a Subsidiary of the Parent so long as the management of the Company is controlled, directly, or indirectly through one or more intermediaries, or both, by the Parent.

“Subsidiary Guarantor” means each Subsidiary of the Parent that has executed and delivered the Guaranty Agreement or a Joinder Agreement thereto.

“Substitute Purchaser” is defined in Section 21.

“Super-Majority Holders” means at any time on or after the Closing, the holders of at least 66-2/3% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing),

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whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts.

“Synthetic Lease” means, at any time, any lease (including leases that may be terminated by the lessee at any time) of any property (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income tax purposes, other than any such lease under which such Person is the lessor.

“Tangible Net Worth” means, for the Consolidated Group as of any date of determination, (a) “Equity” of the Consolidated Group, minus (b) all intangible assets (other than lease intangibles) of the Consolidated Group, plus (c) all accumulated depreciation of the Consolidated Group, in each case on a consolidated basis determined in accordance with GAAP.

“Tax Protection Agreement” means that certain Tax Protection Agreement, dated as of October 7, 2013 among the Parent, the Company, and the other parties named therein.

“Third Party Insurance Companies” is defined in Section 9.2.

“Threshold Amount” means (a) with respect to Recourse Indebtedness of any Person, $50,000,000, (b) with respect to Nonrecourse Indebtedness of any Person, $150,000,000 and (c) with respect to the Swap Termination Value owed by any Person, $50,000,000.

“Total Asset Value” means, with respect to the Consolidated Group at any time, the sum (without duplication) of the following:

(a) an amount equal to (i) Net Operating Income derived from each Property (other than the Empire State Observatory, each Disposed Property, each Newly-Acquired Property, each unimproved land holding and each Property under development (i.e., construction-in-progress)) owned by the Consolidated Group for the then most recently ended fiscal quarter of the Parent, multiplied by four, divided by (ii) the applicable Capitalization Rate for each such Property, plus

(b) an amount equal to (i) the Net Operating Income derived by the Consolidated Group from its operation of the Empire State Observatory (to the extent the Empire State

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Observatory is not a Disposed Property at such time) for the then most recently ended period of four consecutive fiscal quarters of the Parent, divided by (ii) the applicable Capitalization Rate, plus

(c) the aggregate acquisition costs of all Newly-Acquired Properties at such time, plus

(d) the aggregate book value of all unimproved land holdings, Investments in respect of costs to construct Properties (i.e., construction-in-progress), Properties under development, commercial mortgage loans, commercial real estate-related mezzanine loans and commercial real estate-related notes receivable, in each case owned by the Consolidated Group at such time, plus

(e) the Consolidated Group’s pro rata share of the foregoing items and components thereof attributable to interests in Unconsolidated Affiliates, plus

(f) Unrestricted Cash at such time.

“Total Indebtedness” means, as at any date of determination, the sum of (i) the aggregate amount of all Indebtedness of the Consolidated Group determined on a consolidated basis and (ii) the Consolidated Group Pro Rata Share of Indebtedness of Unconsolidated Affiliates, in each case on such date.

“Total Secured Indebtedness” means, as at any date of determination, the sum of (i) the aggregate amount of all Secured Indebtedness of the Consolidated Group determined on a consolidated basis and (ii) the Consolidated Group Pro Rata Share of Secured Indebtedness of Unconsolidated Affiliates, in each case on such date.

“Total Unsecured Indebtedness” means, as at any date of determination, the sum of (a) all Unsecured Indebtedness of the Consolidated Group determined on a consolidated basis and (b) the Consolidated Group Pro Rata Share of Unsecured Indebtedness of Unconsolidated Affiliates.

“Unconsolidated Affiliate” means, at any date, any Person (a) in which the Consolidated Group, directly or indirectly, holds an Equity Interest, which investment is accounted for in the consolidated financial statements of the Consolidated Group on an equity basis of accounting and (b) whose financial results are not consolidated with the financial results of the Consolidated Group under GAAP.

“Unencumbered Asset Value” means, at any time, the sum of (a) the aggregate Unencumbered Property Value for all Unencumbered Eligible Properties plus (b) the aggregate book value of Investments in respect of costs to construct Properties (i.e., construction-in-progress) and real property assets under development, (c) the aggregate book value of commercial mortgage loans that are Wholly-Owned by the Company or a Wholly-Owned Subsidiary thereof, plus (d) Unrestricted Cash, in each case at such time; provided, that notwithstanding the foregoing, for purposes of determining Unencumbered Asset Value at any time (x) the portion of Unencumbered Asset Value attributable to Investments in respect of costs to construct Properties (i.e., construction-in-progress), real property assets under development and commercial mortgage loans in excess of fifteen percent (15%) of Unencumbered Asset

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Value at such time shall be disregarded and (y) the Unencumbered Asset Value attributable to all Unencumbered Eligible Properties that are owned, or ground leased pursuant to an Eligible Ground Lease, by a Controlled Joint Venture or Controlled Joint Venture Subsidiary, in excess of twenty percent (20%) of Unencumbered Asset Value at such time shall be disregarded.

“Unencumbered Eligible Property” has the meaning specified in the definition of Unencumbered Property Criteria. For the avoidance of doubt, Properties listed on Schedule 2 shall each be considered an Unencumbered Eligible Property on the Closing Date.

“Unencumbered Interest Coverage Ratio” means, as of the last day of each fiscal quarter of the Parent, the ratio of (i) the sum of (x) the aggregate Unencumbered NOI with respect to all Unencumbered Eligible Properties (other than for the Empire State Observatory) for such fiscal quarter plus (y) with respect to the Empire State Observatory, the aggregate Unencumbered NOI with respect to such Unencumbered Eligible Property for the most recently ended period of four fiscal quarters of the Parent divided by four, to (ii) the portion of Interest Expense for such fiscal quarter that is attributable to Unsecured Indebtedness.

“Unencumbered NOI” means, as of the last day of any period, the aggregate Net Operating Income for such period attributable to all Unencumbered Eligible Properties owned or ground leased pursuant to an Eligible Ground Lease during such period; provided, that in determining the Unencumbered NOI for any period attributable to an Unencumbered Eligible Property that is owned by or ground leased to a Controlled Joint Venture or a Controlled Joint Venture Subsidiary, the Net Operating Income of such Unencumbered Eligible Property shall, for such period, be deemed to be the Credit Party Pro Rata Share of such Net Operating Income.

“Unencumbered Property Criteria” means, in order for any Property (for the avoidance of doubt, including the Empire State Observatory, subject to the last paragraph of this definition) to be included as an Unencumbered Eligible Property it must meet and continue to satisfy each of the following criteria (each such Property that meets such criteria being referred to as an “Unencumbered Eligible Property”):

(a) The Property is primarily an office and/or retail property.

(b) The Property is Wholly-Owned in fee simple directly by, or is ground leased pursuant to an Eligible Ground Lease directly to a Person that is organized in a state within the United States of America or in the District of Columbia and is (i) the Company, (ii) a Guarantor, (iii) following the Investment Grade Release, a Wholly-Owned Subsidiary of the Company that is not a borrower or guarantor of, or otherwise obligated in respect of, any Recourse Indebtedness unless it is a Guarantor, (iv) a Controlled Joint Venture or (v) a Controlled Joint Venture Subsidiary.

(c) Each Indirect Owner with respect to the Property must be a Wholly-Owned Subsidiary of the Company that is organized in a state within the United States of America or in the District of Columbia and either (i) be a Guarantor or (ii) following the Investment Grade Release, is not a borrower or guarantor of, or otherwise obligated in respect of, any Recourse Indebtedness unless it is a Guarantor; provided, that if the Property is owned directly by a

23

Controlled Joint Venture Subsidiary, the immediate parent of such Controlled Joint Venture Subsidiary must be a Controlled Joint Venture.

(d) The Property must be located in a state within the United States of America or in the District of Columbia.

(e) If such Property is owned directly by (or, if applicable, ground leased pursuant to an Eligible Ground Lease directly to) a Wholly-Owned Subsidiary of the Company, then the Company must own, directly or indirectly, one hundred percent (100%) of the issued and outstanding Equity Interests of such Subsidiary, free and clear of any Lien (including, without limitation, any restriction contained in the organizational documents of any such Subsidiary that limits the ability to create a Lien thereon as security for indebtedness) other than Permitted Equity Encumbrances.

(f) If such Property is owned directly by (or, if applicable, ground leased pursuant to an Eligible Ground Lease directly to) a Controlled Joint Venture or Controlled Joint Venture Subsidiary, then all of the Equity Interests in such Controlled Joint Venture owned by the applicable Joint Venture Partner(s) and, if applicable, all of the Equity Interests in such Controlled Joint Venture Subsidiary owned by the applicable Controlled Joint Venture, will be free and clear of all Liens other than any Permitted Equity Encumbrances.

(g) The Property is not subject to any ground lease (other than an Eligible Ground Lease), Lien or any restriction on the ability of the Company, any Unencumbered Property Subsidiary, Controlled Joint Venture or Controlled Joint Venture Subsidiary with respect to such Property to transfer or encumber such property or income therefrom or proceeds thereof, other than Permitted Property Encumbrances.

(h) The Property does not have any title, environmental, structural, or other defects that would prevent the use of such Property in accordance with its intended purpose and shall not be subject to any condemnation or similar proceeding.

(i) No Unencumbered Property Subsidiary, Controlled Joint Venture or Controlled Joint Venture Subsidiary with respect to such Property shall be subject to any proceedings under any Debtor Relief Law.

(j) The Minimum Occupancy Condition is satisfied with respect to such Property; provided, that such Property may be considered an Unencumbered Eligible Property notwithstanding its failure to satisfy the Minimum Occupancy Condition, so long as the failure to satisfy the Minimum Occupancy Condition is cured and ceases to exist within forty-five (45) days following the occurrence thereof.

(k) No Unencumbered Property Subsidiary, Controlled Joint Venture or Controlled Joint Venture Subsidiary with respect to such Property shall incur or otherwise be liable for any Indebtedness other than (i) Nonrecourse Indebtedness, (ii) Indebtedness under the Facility and (iii) if such Person is a Guarantor, Recourse Indebtedness.

24

Notwithstanding anything to the contrary contained above or elsewhere, if at any time the Empire State Building ceases to be an Unencumbered Eligible Property for any reason, the Empire State Observatory shall also automatically cease to be an Unencumbered Eligible Property at such time.

“Unencumbered Property Subsidiary” means each direct and indirect Wholly-Owned Subsidiary of the Company that is the Direct Owner or an Indirect Owner of all or a portion of an Unencumbered Eligible Property.

“Unencumbered Property Value” means, as of any date of determination, (a) with respect to each Unencumbered Eligible Property other than the Empire State Observatory, (i) if such Unencumbered Eligible Property has been owned or ground leased pursuant to an Eligible Ground Lease for the period of four full fiscal quarters most recently ended on or prior to such date of determination, an amount equal to (x) the Adjusted Unencumbered NOI from such Unencumbered Eligible Property for the then most recently ended fiscal quarter of the Parent, multiplied by four, divided by (y) the Capitalization Rate with respect to such Unencumbered Eligible Property and (ii) if such Unencumbered Eligible Property has not been owned or ground leased pursuant to an Eligible Ground Lease for the period of four full fiscal quarters most recently ended on or prior to such date of determination, an amount equal to the acquisition cost of such Unencumbered Eligible Property (provided that with respect to any such Unencumbered Eligible Property that is owned by or ground leased to a Controlled Joint Venture or a Controlled Joint Venture Subsidiary, only the Credit Party Pro Rata Share of such acquisition cost shall be included in the calculation of Unencumbered Asset Value) and (b) with respect to the Empire State Observatory (for so long it is an Unencumbered Eligible Property), an amount equal to (i) the Adjusted Unencumbered NOI from such Unencumbered Eligible Property for the period of four full fiscal quarters most recently ended on or prior to such date of determination, divided by (ii) the applicable Capitalization Rate.

“Unrestricted Cash” means, at any time, (a) the aggregate amount of cash and Cash Equivalents of the Company and its Subsidiaries at such time that are not subject to any pledge, Lien or control agreement (excluding statutory Liens in favor of any depositary bank where such cash and Cash Equivalents are maintained), minus (b) amounts included in the foregoing clause (a) that are held by a Person other than the Company or any of its Subsidiaries as a deposit or security for Contractual Obligations.

“Unsecured Indebtedness” means, with respect to any Person, all Indebtedness of such Person that is not Secured Indebtedness.

“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“U.S. Economic Sanctions” is defined in Section 5.16(a).

“Wholly-Owned” means, with respect to the ownership by any Person of any Property, that one hundred percent (100%) of the title to such Property is held in fee directly or indirectly

25

by, or one hundred percent (100%) of such Property is ground leased pursuant to an Eligible Ground Lease directly or indirectly by, such Person.

“Wholly-Owned Subsidiary” means, at any time, any Subsidiary all of the Equity Interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly-Owned Subsidiaries at such time.

26

SCHEDULE 1-A

FORM OF SERIES A NOTE

EMPIRE STATE REALTY OP, L.P.

3.93% SERIES A SENIOR NOTE DUE MARCH 27, 2025

No. RA-[ ]	[Date]
$[ ]	PPN 292102 A*1

FOR VALUE RECEIVED, the undersigned, EMPIRE STATE REALTY OP, L.P. (herein called the “Company”), a limited partnership organized and existing under the laws of the State of Delaware, hereby promises to pay to [                    ], or registered assigns, the principal sum of [                    ] DOLLARS (or so much thereof as shall not have been prepaid) on March 27, 2025 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 3.93% per annum from the date hereof, payable quarterly, on the 27th day of March, June, September and December in each year, commencing with the March 27, June 27, September 27 or December 27 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 5.93% or (ii) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the main office of JPMorgan Chase Bank in New York City, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Series A Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of March 27, 2015 (as from time to time amended, the “Note Purchase Agreement”), between the Company, Empire State Realty Trust, Inc. and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

EMPIRE STATE REALTY OP, L.P.

By:
Name:
Title:

2

SCHEDULE 1-B

FORM OF SERIES B NOTE

EMPIRE STATE REALTY OP, L.P.

4.09% SERIES B SENIOR NOTE DUE MARCH 27, 2027

No. RB-[ ]	[Date]
$[ ]	PPN 292102 A@9

FOR VALUE RECEIVED, the undersigned, EMPIRE STATE REALTY OP, L.P. (herein called the “Company”), a limited partnership organized and existing under the laws of the State of Delaware, hereby promises to pay to [                    ], or registered assigns, the principal sum of [                    ] DOLLARS (or so much thereof as shall not have been prepaid) on March 27, 2027 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.09% per annum from the date hereof, payable quarterly, on the 27th day of March, June, September and December in each year, commencing with the March 27, June 27, September 27 or December 27 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.09% or (ii) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the main office of JPMorgan Chase Bank in New York City, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Series B Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of March 27, 2015 (as from time to time amended, the “Note Purchase Agreement”), between the Company, Empire State Realty Trust, Inc. and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

EMPIRE STATE REALTY OP, L.P.

By:
Name:
Title:

2

SCHEDULE 1-C

FORM OF SERIES C NOTE

EMPIRE STATE REALTY OP, L.P.

4.18% SERIES C SENIOR NOTE DUE MARCH 27, 2030

No. RC-[ ]	[Date]
$[ ]	PPN 292102 A#7

FOR VALUE RECEIVED, the undersigned, EMPIRE STATE REALTY OP, L.P. (herein called the “Company”), a limited partnership organized and existing under the laws of the State of Delaware, hereby promises to pay to [                    ], or registered assigns, the principal sum of [                    ] DOLLARS (or so much thereof as shall not have been prepaid) on March 27, 2030 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.18% per annum from the date hereof, payable quarterly, on the 27th day of March, June, September and December in each year, commencing with the March 27, June 27, September 27 or December 27 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.18% or (ii) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the main office of JPMorgan Chase Bank in New York City, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Series C Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of March 27, 2015 (as from time to time amended, the “Note Purchase Agreement”), between the Company, Empire State Realty Trust, Inc. and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

EMPIRE STATE REALTY OP, L.P.

By:
Name:
Title:

2

SCHEDULE 2

UNENCUMBERED ELIGIBLE PROPERTY

Office Properties

1. Empire State Building, 350 Fifth Avenue, New York, NY 10118

2. Observatory at the Empire State Building, 350 Fifth Avenue, New York, NY 10118

3. 501 Seventh Avenue, New York, NY 10018

4. 250 West 57th Street, New York, NY 10019

5. 500 Mamaroneck Avenue, Harrison, NY 10528

Retail Properties

1. 69-97 Main Street, Westport, CT 06880

2. 103-107 Main Street, Westport, CT 06880

SCHEDULE 4.4(a)

FORM OF OPINION OF SPECIAL COUNSEL

TO THE COMPANY

Matters To Be Covered in

Opinion of Special Counsel to the Company

1. Each of the Company and its Subsidiaries being duly incorporated, validly existing and in good standing and having requisite corporate power and authority to issue and sell the Notes and to execute and deliver the documents.

2. Each of the Company and its Subsidiaries being duly qualified and in good standing as a foreign corporation in appropriate jurisdictions.

3. Due authorization and execution of the documents and such documents being legal, valid, binding and enforceable.

4. No conflicts with charter documents, laws or other agreements.

5. All consents required to issue and sell the Notes and to execute and deliver the documents having been obtained.

6. No litigation questioning validity of documents.

7. The Notes not requiring registration under the Securities Act of 1933, as amended; no need to qualify an indenture under the Trust Indenture Act of 1939, as amended.

8. No violation of Regulations T, U or X of the Federal Reserve Board.

9. Company not an “investment company”, or a company “controlled” by an “investment company”, under the Investment Company Act of 1940, as amended.

SCHEDULE 4.4(b)

FORM OF OPINION OF SPECIAL COUNSEL

TO THE PURCHASERS

Matters To Be Covered In Opinion

1. Each of the Transaction Documents constitutes the legal, valid and binding obligation of each Credit Party which is a party thereto and is enforceable against such Credit Party in accordance with its respective terms.

2. Under the circumstances contemplated by the Agreement, the offer and delivery by the Company of the Notes to you today do not require registration under the Securities Act of 1933, as amended, and the Company is not required to qualify an indenture in respect of the Issuance of the Notes under the Trust Indenture Act of 1939, as amended.

3. Assuming that the Company applies the proceeds of the Notes as provided in the Agreement, the extension and obtaining of the credit represented by the proceeds of the Notes as provided in the Agreement will comply (or while the loan remains unsecured there is no need to comply) with the provisions of Regulations U and X of the Board of Governors of the Federal Reserve System.

4. Each of the Chosen-Law Provisions is enforceable in accordance with New York General Obligations Law section 5-1401, when applied by a New York state court or a United States court sitting in New York and applying New York choice of law principles except to the extent provided in Section 8-110 or Sections 9-301 through 9-307, inclusive, of the New York UCC.

SCHEDULE 4.7

FORM OF GUARANTY AGREEMENT

See Attached

Execution Version

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT, dated as of March 27, 2015 (this “Guaranty Agreement”), is made by each of the undersigned (each a “Guarantor” and, together with each of the other signatories hereto and any other entities from time to time parties hereto pursuant to Section 14.1 hereof, the “Guarantors”) in favor of the Purchasers (as defined below) and the other holders from time to time of the Notes (as defined below). The Purchasers and such other holders are herein collectively called the “holders” and individually a “holder.”

PRELIMINARY STATEMENTS:

I. Empire State Realty OP, L.P., a Delaware limited partnership (the “Company”), and Empire State Realty Trust, Inc., a Maryland corporation (“Parent”), are entering into a Note Purchase Agreement dated as of the date hereof (as amended, modified, supplemented or restated from time to time, the “Note Agreement”) with the Persons listed in Schedule B attached thereto (the “Purchasers”) simultaneously with the delivery of this Guaranty Agreement. Capitalized terms used herein have the meanings specified in the Note Agreement unless otherwise defined herein.

II. Pursuant to the Note Agreement, the Company proposes to issue and sell (a) $100,000,000 in aggregate principal amount of its 3.93% Series A Senior Notes due March 27, 2025 (as amended, modified, supplemented or restated from time to time, the “Series A Notes”), (b) $125,000,000 in aggregate principal amount of its 4.09% Series B Senior Notes due March 27, 2027 (as amended, modified, supplemented or restated from time to time, the “Series B Notes”) and (c) $125,000,000 in aggregate principal amount of its 4.18% Series C Senior Notes due March 27, 2030 (as amended, modified, supplemented or restated from time to time, the “Series C Notes” and together with the Series A Notes and the Series B Notes, collectively, the “Initial Notes”). The Initial Notes and any other Notes that may from time to time be issued pursuant to the Note Agreement (including any notes issued in substitution for any of the Notes) are herein collectively called the “Notes” and individually a “Note”.

III. It is a condition to the agreement of the Purchasers to purchase the Notes that this Guaranty Agreement shall have been executed and delivered by each Guarantor and shall be in full force and effect.

IV. Each Guarantor will receive direct and indirect benefits from the financing arrangements contemplated by the Note Agreement. The board of directors, board of managers or other similar governing body of each Guarantor has determined that the incurrence of such obligations is in the best interests of such Guarantor.

NOW THEREFORE, in order to induce, and in consideration of, the execution and delivery of the Note Agreement and the purchase of the Notes by each of the

Purchasers, each Guarantor hereby covenants and agrees with, and represents and warrants to each of the holders as follows:

SECTION 1. GUARANTY.

Each Guarantor hereby irrevocably, unconditionally and jointly and severally with the other Guarantors guarantees to each holder, the due and punctual payment in full of (a) the principal of, Make-Whole Amount, if any, and interest on (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), and any other amounts due under, the Notes when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by acceleration or otherwise) and (b) any other sums which may become due under the terms and provisions of the Notes, the Note Agreement or any other document, instrument or agreement executed in connection therewith (all such obligations described in clauses (a) and (b) above are herein called the “Guaranteed Obligations”). The guaranty in the preceding sentence is an absolute, present and continuing guaranty of payment and not of collectibility and is in no way conditional or contingent upon any attempt to collect from the Company or any other guarantor of the Notes (including, without limitation, any other Guarantor hereunder) or upon any other action, occurrence or circumstance whatsoever. In the event that the Company shall fail so to pay any of such Guaranteed Obligations, each Guarantor agrees to pay the same when due to the holders entitled thereto, without demand, presentment, protest or notice of any kind, in lawful money of the United States of America, pursuant to the requirements for payment specified in the Notes and the Note Agreement. Each default in payment of any of the Guaranteed Obligations shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises. Each Guarantor agrees that the Notes issued in connection with the Note Agreement may (but need not) make reference to this Guaranty Agreement.

Each Guarantor agrees to pay and to indemnify and save each holder harmless from and against any damage, loss, cost or expense (including attorneys’ fees) which such holder may incur or be subject to as a consequence, direct or indirect, of (x) any breach by such Guarantor, by any other Guarantor or by the Company of any warranty, covenant, term or condition in, or the occurrence of any default under, this Guaranty Agreement, the Notes, the Note Agreement or any other instrument referred to therein, together with all expenses resulting from the compromise or defense of any claims or liabilities arising as a result of any such breach or default, (y) any legal action commenced to challenge the validity or enforceability of this Guaranty Agreement, the Notes, the Note Agreement or any other document, instrument or agreement executed in connection therewith (collectively, the “Financing Documents”) and (z) enforcing or defending (or determining whether or how to enforce or defend) the provisions of this Guaranty Agreement.

Each Guarantor hereby acknowledges and agrees that such Guarantor’s liability hereunder is joint and several with the other Guarantors and any other Person(s) who may guarantee the obligations and Indebtedness under and in respect of the Notes and the Note Agreement.

Notwithstanding the foregoing provisions or any other provision of this Guaranty Agreement, the Purchasers (on behalf of themselves and their successors and assigns) and each Guarantor hereby agree that if at any time the Guaranteed Obligations exceed the Maximum Guaranteed Amount determined as of such time with regard to such Guarantor, then this Guaranty Agreement shall be automatically amended to reduce the Guaranteed Obligations to the Maximum Guaranteed Amount. Such amendment shall not require the written consent of any Guarantor or any holder and shall be deemed to have been automatically consented to by each Guarantor and each holder. Each Guarantor agrees that the Guaranteed Obligations may at any time exceed the Maximum Guaranteed Amount without affecting or impairing the obligation of such Guarantor. “Maximum Guaranteed Amount” means as of the date of determination with respect to a Guarantor, the lesser of (a) the amount of the Guaranteed Obligations outstanding on such date and (b) the maximum amount that would not render such Guarantor’s liability under this Guaranty Agreement subject to avoidance under Section 548 of the United States Bankruptcy Code (or any successor provision) or any comparable provision of applicable state law.

SECTION 2. OBLIGATIONS ABSOLUTE.

The obligations of each Guarantor hereunder shall be primary, absolute, irrevocable and unconditional, irrespective of the validity or enforceability of the Notes, the Note Agreement or any other Financing Document, shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim such Guarantor may have against the Company or any holder or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not such Guarantor shall have any knowledge or notice thereof), including, without limitation: (a) any amendment to, modification of, supplement to or restatement of the Notes, the Note Agreement or any other Financing Document (it being agreed that the obligations of each Guarantor hereunder shall apply to the Notes, the Note Agreement or any such other Financing Document as so amended, modified, supplemented or restated) or any assignment or transfer of any thereof or of any interest therein, or any furnishing, acceptance or release of any security for the Notes or the guarantee by, or the addition, substitution or release of, any other Guarantor or any other entity or other Person primarily or secondarily liable in respect of the Guaranteed Obligations; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Notes, the Note Agreement or any other Financing Document; (c) any bankruptcy, insolvency, arrangement, reorganization, readjustment, composition, liquidation or similar proceeding with respect to the Company or its property; (d) any merger, amalgamation or consolidation of any Guarantor or of the Company into or with any other Person or any sale, lease or transfer of any or all of the assets of any Guarantor or of the Company to any Person; (e) any failure on the part of the Company for any reason to comply with or perform any of the terms of any other agreement with any Guarantor; (f) any failure on the part of any holder to obtain, maintain, register or otherwise perfect any security; or (g) any other event or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor (whether or not similar to the foregoing), and in any event however material or prejudicial it may be to any Guarantor or to any subrogation, contribution or reimbursement rights any Guarantor may otherwise have. Each Guarantor covenants that its obligations hereunder will not be discharged except by indefeasible payment in full in cash of all of the Guaranteed Obligations and all other obligations hereunder.

SECTION 3. WAIVER.

Each Guarantor unconditionally waives to the fullest extent permitted by law, (a) notice of acceptance hereof, of any action taken or omitted in reliance hereon and of any default by the Company in the payment of any amounts due under the Notes, the Note Agreement or any other Financing Document, and of any of the matters referred to in Section 2 hereof, (b) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of any holder against such Guarantor, including, without limitation, presentment to or demand for payment from the Company or any Guarantor with respect to any Note, notice to the Company or to any Guarantor of default or protest for nonpayment or dishonor and the filing of claims with a court in the event of the bankruptcy of the Company, (c) any right to require any holder to enforce, assert or exercise any right, power or remedy including, without limitation, any right, power or remedy conferred in the Note Agreement, the Notes or any other Financing Document, (d) any requirement for diligence on the part of any holder and (e) any other act or omission or thing or delay in doing any other act or thing which might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a discharge of such Guarantor or in any manner lessen the obligations of such Guarantor hereunder. The waivers of the Guarantors set forth in this Section 3 shall be continuing and irrevocable in nature and shall apply with respect to all Guaranteed Obligations, whether now existing or hereafter arising.

SECTION 4. OBLIGATIONS UNIMPAIRED.

Each Guarantor authorizes the holders, without notice or demand to such Guarantor or any other Guarantor and without affecting its obligations hereunder, from time to time: (a) to renew, compromise, extend, accelerate or otherwise change the time for payment of, all or any part of the Notes or any obligations under the Note Agreement or any other Financing Document; (b) to change any of the representations, covenants, events of default or any other terms or conditions of or pertaining to the Notes, the Note Agreement or any other Financing Document, including, without limitation, decreases or increases in amounts of principal, rates of interest, the Make-Whole Amount or any other obligation; (c) to take and hold security for the payment of the Notes or any other obligations under the Note Agreement or any other Financing Document, for the performance of this Guaranty Agreement or otherwise for the Indebtedness guaranteed hereby and to exchange, enforce, waive, subordinate and release any such security; (d) to apply any such security and to direct the order or manner of sale thereof as the holders in their sole discretion may determine; (e) to obtain additional or substitute endorsers or guarantors or release any other Guarantor or any other Person or entity primarily or secondarily liable in respect of the Guaranteed Obligations; (f) to exercise or refrain from exercising any rights against the Company, any Guarantor or any other Person; and (g) to apply any sums, by whomsoever paid or however realized, to the payment of the Guaranteed Obligations and all other obligations owed hereunder. The holders shall have no obligation to proceed against any additional or substitute endorsers or guarantors or to pursue or exhaust any security provided by the Company, such Guarantor or any other Guarantor or any other Person or to pursue any other remedy available to the holders.

If an event permitting the acceleration of the maturity of the principal amount of any Notes shall exist and such acceleration shall at such time be prevented or the right of any holder to receive any payment on account of the Guaranteed Obligations shall at such time be delayed or otherwise affected by reason of the pendency against the Company, any Guarantor or any other guarantors of a case or proceeding under a bankruptcy or insolvency law, such Guarantor agrees that, for purposes of this Guaranty Agreement and its obligations hereunder, the maturity of such principal amount shall be deemed to have been accelerated with the same effect as if the holder thereof had accelerated the same in accordance with the terms of the Note Agreement, and such Guarantor shall forthwith pay such accelerated Guaranteed Obligations.

SECTION 5. SUBROGATION AND SUBORDINATION.

(a) Each Guarantor will not exercise any rights which it may have acquired by way of subrogation under this Guaranty Agreement, by any payment made hereunder or otherwise, or accept any payment on account of such subrogation rights, or any rights of reimbursement, contribution or indemnity or any rights or recourse to any security for the Notes or this Guaranty Agreement unless and until all of the Guaranteed Obligations shall have been indefeasibly paid in full in cash.

(b) Each Guarantor hereby subordinates the payment of all Indebtedness and other obligations of the Company or any other guarantor of the Guaranteed Obligations owing to such Guarantor, whether now existing or hereafter arising, including, without limitation, all rights and claims described in clause (a) of this Section 5, to the indefeasible payment in full in cash of all of the Guaranteed Obligations. If the Required Holders so request, any such Indebtedness or other obligations shall be enforced and performance received by such Guarantor as trustee for the holders and the proceeds thereof shall be paid over to the holders promptly, in the form received (together with any necessary endorsements) to be applied to the Guaranteed Obligations, whether matured or unmatured, as may be directed by the Required Holders, but without reducing or affecting in any manner the liability of any Guarantor under this Guaranty Agreement.

(c) If any amount or other payment is made to or accepted by any Guarantor in violation of any of the preceding clauses (a) and (b) of this Section 5, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the holders and shall be paid over to the holders promptly, in the form received (together with any necessary endorsements) to be applied to the Guaranteed

Obligations, whether matured or unmatured, as may be directed by the Required Holders, but without reducing or affecting in any manner the liability of such Guarantor under this Guaranty Agreement.

(d) Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Note Agreement and that its agreements set forth in this Guaranty Agreement (including this Section 5) are knowingly made in contemplation of such benefits.

(e) Each Guarantor hereby agrees that, to the extent that a Guarantor shall have paid an amount hereunder to any holder that is greater than the net value of the benefits received, directly or indirectly, by such paying Guarantor as a result of the issuance and sale of the Notes (such net value, its “Proportionate Share”), such paying Guarantor shall, subject to Section 5(a) and 5(b), be entitled to contribution from any Guarantor that has not paid its Proportionate Share of the Guaranteed Obligations. Any amount payable as a contribution under this Section 5(e) shall be determined as of the date on which the related payment is made by such Guarantor seeking contribution and each Guarantor acknowledges that the right to contribution hereunder shall constitute an asset of such Guarantor to which such contribution is owed. Notwithstanding the foregoing, the provisions of this Section 5(e) shall in no respect limit the obligations and liabilities of any Guarantor to the holders of the Notes hereunder or under the Notes, the Note Agreement or any other Financing Document, and each Guarantor shall remain jointly and severally liable for the full payment and performance of the Guaranteed Obligations.

SECTION 6. REINSTATEMENT OF GUARANTY.

This Guaranty Agreement shall continue to be effective, or be reinstated, as the case may be, if and to the extent at any time payment, in whole or in part, of any of the sums due to any holder on account of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by a holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any other guarantors, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any other guarantors or any part of its or their property, or otherwise, all as though such payments had not been made.

SECTION 7. RANK OF GUARANTY.

Each Guarantor will ensure that its payment obligations under this Guaranty Agreement will at all times rank at least pari passu, without preference or priority, with all other unsecured and unsubordinated Indebtedness of such Guarantor now or hereafter existing.

SECTION 8. COVENANTS OF EACH GUARANTOR.

Each Guarantor hereby covenants and agrees that, so long as any part of the Guaranteed Obligations shall remain outstanding, such Guarantor will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Note Agreement on its or their part to be performed or observed or that Parent or the Company has agreed to cause such Guarantor or such Subsidiaries to perform or observe.

SECTION 9. REPRESENTATIONS AND WARRANTIES OF EACH GUARANTOR.

Each Guarantor represents and warrants to each holder that each of the representations and warranties contained in the Note Agreement and applicable to such Guarantor are true and correct with respect to such Guarantor.

SECTION 10. TERM OF GUARANTY AGREEMENT.

This Guaranty Agreement and all guarantees, covenants and agreements of the Guarantors contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Guaranteed Obligations and all other obligations hereunder shall be indefeasibly paid in full in cash and shall be subject to reinstatement pursuant to Section 6; provided that a Guarantor may be discharged from all of its obligations and liabilities hereunder and shall be automatically released from its obligations hereunder without the need for the execution or delivery of any other document by the holders of the Notes to the extent provided by Section 9.7(b) of the Note Agreement.

SECTION 11. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Guaranty Agreement and may be relied upon by any subsequent holder, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder. All statements contained in any certificate or other instrument delivered by or on behalf of a Guarantor pursuant to this Guaranty Agreement shall be deemed representations and warranties of such Guarantor under this Guaranty Agreement. Subject to the preceding sentence, this Guaranty Agreement embodies the entire agreement and understanding between each holder and the Guarantors and supersedes all prior agreements and understandings relating to the subject matter hereof.

SECTION 12. AMENDMENT AND WAIVER.

SECTION 12.1. REQUIREMENTS. Except as otherwise provided in the fourth paragraph of Section 1 of this Guaranty Agreement, this Guaranty Agreement may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of each Guarantor and the Required Holders, except that no amendment or waiver (a) of any of the first three paragraphs of Section 1 or any of the provisions of Section 2, 3, 4, 5, 6, 7, 10 or 12 hereof, or any defined term (as it is used therein), or (b) which results in the limitation of the liability of any Guarantor hereunder (except to the extent provided in the fourth paragraph of Section 1 of this Guaranty Agreement) will be effective as to any holder unless consented to by such holder in writing.

SECTION 12.2. SOLICITATION OF HOLDERS OF NOTES.

(a) Solicitation. Each Guarantor will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof. Each Guarantor will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 12.2 to each holder promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b) Payment. The Guarantors will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder as consideration for or as an inducement to the entering into by any holder of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder even if such holder did not consent to such waiver or amendment.

(c) Consent in Contemplation of Transfer. Any consent made pursuant to this Section 12 by a holder that has transferred or has agreed to transfer its Notes to (i) the Company, (ii) Parent, (iii) any Subsidiary or any Affiliate (including any Guarantor) of the Company or Parent or (iv) any other Person in connection with, or in anticipation of, a tender offer for or merger with the Company, Parent and/or any of their respective Subsidiaries, in connection with such consent shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

SECTION 12.3. BINDING EFFECT. Any amendment or waiver consented to as provided in this Section 12 applies equally to all holders and is binding upon them and upon each future holder and upon each Guarantor without regard to whether any Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant or agreement not expressly amended or waived or impair any right consequent thereon. No course of dealing between a Guarantor and the holder nor any delay in exercising any rights hereunder or under any

Note shall operate as a waiver of any rights of any holder. As used herein, the term “this Guaranty Agreement” and references thereto shall mean this Guaranty Agreement as it may be amended, modified, supplemented or restated from time to time.

SECTION 12.4. NOTES HELD BY COMPANY, ETC. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Guaranty Agreement, or have directed the taking of any action provided herein to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by any Guarantor, the Company or any of their respective Affiliates shall be deemed not to be outstanding.

SECTION 13. NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(a) if to any Guarantor, to the following address:

c/o Empire State Realty Trust, Inc.

One Grand Central Place

60 East 42nd Street, 26th Fl.

New York, New York 10165

Attention: David A. Karp, Executive Vice President, Chief Financial Officer and Treasurer

Telephone: (212) 850-2777

Fax: (212) 983-1385

Email: dkarp@empirestaterealtytrust.com

with a copy to:

One Grand Central Place

60 East 42nd Street, 26th Fl.

New York, New York 10165

Attention: Thomas N. Keltner, Jr., Executive Vice President, General Counsel and Secretary

Telephone: (212) 850-2680

Fax: (212) 986-8795

Email: tkeltner@empirestaterealtytrust.com

, or such other address as such Guarantor shall have specified to the holders in writing, or

(b) if to any holder, to such holder at the addresses specified for such communications set forth in Schedule B to the Note Agreement, or such other address as such holder shall have specified to the Guarantors in writing.

SECTION 14. MISCELLANEOUS.

SECTION 14.1. SUCCESSORS AND ASSIGNS; JOINDER. All covenants and other agreements contained in this Guaranty Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns whether so expressed or not. It is agreed and understood that any Person may become a Guarantor hereunder by executing a Joinder Agreement substantially in the form of Exhibit A attached hereto and delivering the same to the Holders. Any such Person shall thereafter be a “Guarantor” for all purposes under this Guaranty Agreement.

SECTION 14.2. SEVERABILITY. Any provision of this Guaranty Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law), not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 14.3. CONSTRUCTION. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such express contrary provision) be deemed to excuse compliance with any other covenant. Whether any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

The section and subsection headings in this Guaranty Agreement are for convenience of reference only and shall neither be deemed to be a part of this Guaranty Agreement nor modify, define, expand or limit any of the terms or provisions hereof. All references herein to numbered sections, unless otherwise indicated, are to sections of this Guaranty Agreement. Words and definitions in the singular shall be read and construed as though in the plural and vice versa, and words in the masculine, neuter or feminine gender shall be read and construed as though in either of the other genders where the context so requires.

SECTION 14.4. FURTHER ASSURANCES. Each Guarantor agrees to execute and deliver all such documents, instruments and agreements and take all such action as the Required Holders may from time to time reasonably request in order to effectuate fully the purposes of this Guaranty Agreement.

SECTION 14.5. GOVERNING LAW. This Guaranty Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

SECTION 14.6. JURISDICTION AND PROCESS; WAIVER OF JURY TRIAL.

(a) Each Guarantor irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Guaranty Agreement. To the fullest extent permitted by applicable law, each Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) Each Guarantor consents to process being served by or on behalf of any holder in any suit, action or proceeding of the nature referred to in Section 14.6(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 13 or at such other address of which such holder shall then have been notified pursuant to Section 13. Each Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c) Nothing in this Section 14.6 shall affect the right of any holder to serve process in any manner permitted by law, or limit any right that the holders may have to bring proceedings against any Guarantor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d) THE GUARANTORS AND THE HOLDERS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS GUARANTY AGREEMENT OR OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH.

SECTION 14.6. ELECTRONIC SIGNATURE.

Delivery by a Guarantor of an executed counterpart of a signature page to this Guaranty Agreement by facsimile transmission or electronic mail shall be effective as delivery of a manually executed counterpart of this Guaranty Agreement.

[Intentionally Left Blank - Signature Page Follows]

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty Agreement to be duly executed and delivered as of the date and year first above written.

Notice Address for each Guarantor:	ESRT EMPIRE STATE BUILDING G-PARENT, L.L.C.
c/o Empire State Realty Trust, Inc.	ESRT EMPIRE STATE BUILDING PARENT, L.L.C.
One Grand Central Place	ESRT EMPIRE STATE BUILDING, L.L.C.
60 East 42nd Street, 26th Fl.	ESRT OBSERVATORY TRS, L.L.C.
New York, New York 10165	ESRT 501 SEVENTH AVENUE, L.L.C.
Attention:	ESRT 250 WEST 57TH ST., L.L.C.
David A. Karp, Executive Vice President, Chief Financial Officer and Treasurer	ESRT 500 MAMARONECK AVENUE, L.L.C. ESRT 69-97 MAIN ST., L.L.C.
Telephone: (212) 850-2777	ESRT 103-107 MAIN ST., L.L.C.
Fax: (212) 983-1385
Email:
dkarp@empirestaterealtytrust.com
By:
with a copy to:	Name:	David A. Karp
	Title:	Executive Vice President, Chief Financial Officer and Treasurer
One Grand Central Place
60 East 42nd Street, 26th Fl.
New York, New York 10165
Attention:
Thomas N. Keltner, Jr., Executive Vice President, General Counsel and Secretary
Telephone: (212) 850-2680
Fax: (212) 986-8795
Email: tkeltner@empirestaterealtytrust.com

EXHIBIT A

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Joinder Agreement”), dated as of [            , 20    ] is made by [                    ], a [                    ] (the “Additional Guarantor”), in favor of the holders from time to time of the Notes issued pursuant to the Note Agreement described below.

PRELIMINARY STATEMENTS:

I. Pursuant to the Note Purchase Agreement dated as of March 27, 2015 (as amended, modified, supplemented or restated from time to time, the “Note Agreement”), by and among Empire State Realty OP, L.P., a Delaware limited partnership (the “Company”), and Empire State Realty Trust, Inc., a Maryland corporation (the “Parent”), and the Persons listed on the signature pages thereto (the “Purchasers”), the Company has issued and sold (a) $100,000,000 in aggregate principal amount of its 3.93% Series A Senior Notes due March 27, 2025 (as amended, modified, supplemented or restated from time to time, the “Series A Notes”), (b) $125,000,000 in aggregate principal amount of its 4.09% Series B Senior Notes due March 27, 2027 (as amended, modified, supplemented or restated from time to time, the “Series B Notes”) and (c) $125,000,000 in aggregate principal amount of its 4.18% Series C Senior Notes due March 27, 2030 (as amended, modified, supplemented or restated from time to time, the “Series C Notes” and together with the Series A Notes and the Series B Notes, collectively, the “Initial Notes”). The Initial Notes and any other Notes that may from time to time be issued pursuant to the Note Agreement (including any notes issued in substitution for any of the Notes) are herein collectively called the “Notes” and individually a “Note”.

II. The Company is required pursuant to the Note Agreement to cause the Additional Guarantor to deliver this Joinder Agreement in order to cause the Additional Guarantor to become a Guarantor under the Guaranty Agreement dated as of March 27, 2015 executed by [the Parent and] certain Subsidiaries of the Parent (together with each entity that from time to time becomes a party thereto by executing a Joinder Agreement pursuant to Section 14.1 thereof, collectively, the “Guarantors”) in favor of each holder from time to time of any of the Notes (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty Agreement”).

III. The Additional Guarantor has received and will receive substantial direct and indirect benefits from the Company’s compliance with the terms and conditions of the Note Agreement and the Notes issued thereunder.

IV. Capitalized terms used and not otherwise defined herein have the definitions set forth in the Note Agreement.

NOW THEREFORE, in consideration of the funds advanced to the Company by the Purchasers under the Note Agreement and to enable the Company to comply with the terms of the Note

Agreement, the Additional Guarantor hereby covenants, represents and warrants to the holders as follows:

The Additional Guarantor hereby becomes a Guarantor (as defined in the Guaranty Agreement) for all purposes of the Guaranty Agreement as if it had been an original signatory thereunder. Without limiting the foregoing, the Additional Guarantor hereby (a) jointly and severally with the other Guarantors under the Guaranty Agreement and any other Person(s) who may guarantee the obligations and Indebtedness under and in respect of the Notes and the Note Agreement from time to time, guarantees to the holders from time to time of the Notes the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) and the full and prompt performance and observance of all Guaranteed Obligations (as defined in Section 1 of the Guaranty Agreement) in the same manner and to the same extent as is provided in the Guaranty Agreement, (b) accepts and agrees to perform and observe all of the covenants set forth therein, (c) waives the rights set forth in Section 3 of the Guaranty Agreement, (d) agrees to perform and observe the covenants contained in Section 8 of the Guaranty Agreement, (e) makes the representations and warranties set forth in Section 9 of the Guaranty Agreement and (f) waives the rights, submits to jurisdiction, and waives service of process as described in Section 14.6 of the Guaranty Agreement.

Notice of acceptance of this Joinder Agreement and of the Guaranty Agreement, as supplemented hereby, is hereby waived by the Additional Guarantor.

The address for notices and other communications to be delivered to the Additional Guarantor pursuant to Section 13 of the Guaranty Agreement is set forth below.

This Joinder Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Delivery of an executed counterpart of a signature page to this Joinder Agreement by facsimile transmission or electronic mail shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.

IN WITNESS WHEREOF, the Additional Guarantor has caused this Joinder Agreement to be duly executed and delivered as of the date and year first above written.

[NAME OF GUARANTOR]

By:
Name:
Title:

Notice Address for such Guarantor

SCHEDULE 5.3

DISCLOSURE MATERIALS

None.

SCHEDULE 5.4

SUBSIDIARIES; EQUITY INTERESTS

(a) Empire State Realty Trust, Inc. Subsidiaries:

Name	Jurisdiction of Organization	Type	Ownership	Subsidiary Guarantor
Empire State Realty OP, L.P.	Delaware	Limited Partnership	40% Empire State Realty Trust, Inc. (as general partner) and 60% limited partners	No

ESRT Empire State Building G-Parent, L.L.C.	Delaware	Limited Liability Company	100% Empire State Realty OP, L.P.	Yes

ESRT Empire State Building Parent, L.L.C.	Delaware	Limited Liability Company	100% ESRT Empire State Building G-Parent, L.L.C.	Yes

ESRT Empire State Building, L.L.C.	Delaware	Limited Liability Company	100% ESRT Empire State Building Parent, L.L.C.	Yes

ESRT One Grand Central Place G- Parent, L.L.C.	Delaware	Limited Liability Company	100% Empire State Realty OP, L.P.	No

ESRT One Grand Central Place Parent, L.L.C.	Delaware	Limited Liability Company	100% ESRT One Grand Central Place G- Parent, L.L.C.	No

ESRT One Grand Central Place, L.L.C.	Delaware	Limited Liability Company	100% ESRT One Grand Central Place Parent, L.L.C.	No

ESRT Springing Member One, L.L.C.	Delaware	Limited Liability Company	100% Empire State Realty OP, L.P.	No

ESRT Springing Member Two, L.L.C.	Delaware	Limited Liability Company	100% Empire State Realty OP, L.P.	No

ESRT 501 Seventh Avenue, L.L.C.	Delaware	Limited Liability Company	100% Empire State Realty OP, L.P.	No

ESRT 250 West 57th St., L.L.C.	Delaware	Limited Liability Company	100% Empire State Realty OP, L.P.	Yes

ESRT 1333 Broadway, L.L.C.	Delaware	Limited Liability Company	100% Empire State Realty OP, L.P.	No

ESRT 1350 Broadway, L.L.C.	Delaware	Limited Liability Company	100% Empire State Realty OP, L.P.	No

ESRT 1359 Broadway, L.L.C.	Delaware	Limited Liability Company	100% Empire State Realty OP, L.P.	No

Name	Jurisdiction of Organization	Type	Ownership	Subsidiary Guarantor
ESRT 10 Union Square, L.L.C.	Delaware	Limited Liability Company	100% Empire State Realty OP, L.P.	No

ESRT 1542 Third Avenue, L.L.C.	Delaware	Limited Liability Company	100% Empire State Realty OP, L.P.	No

ESRT East West Manhattan Retail, L.L.C.	Delaware	Limited Liability Company	100% Empire State Realty OP, L.P.	No

ESRT 10 BK St., L.L.C.	Delaware	Limited Liability Company	100% Empire State Realty OP, L.P.	No

ESRT 500 Mamaroneck Avenue, L.L.C.	Delaware	Limited Liability Company	100% Empire State Realty OP, L.P.	Yes

ESRT Metro Center, L.L.C.	Delaware	Limited Liability Company	100% Empire State Realty OP, L.P.	No

ESRT Metro Tower, L.L.C.	Delaware	Limited Liability Company	100% Empire State Realty OP, L.P.	No

ESRT 69-97 Main St., L.L.C.	Delaware	Limited Liability Company	100% Empire State Realty OP, L.P.	Yes

ESRT 103-107 Main St., L.L.C.	Delaware	Limited Liability Company	100% Empire State Realty OP, L.P.	Yes

ESRT MerrittView, L.L.C.	Delaware	Limited Liability Company	100% Empire State Realty OP, L.P.	No

ESRT First Stamford Place Investor, L.L.C.	Delaware	Limited Liability Company	100% Empire State Realty OP, L.P.	No

ESRT First Stamford Place SPE, L.L.C.	Delaware	Limited Liability Company	100% ESRT First Stamford Place Investor, L.L.C.	No

ESRT 1400 Broadway GP, L.L.C.	Delaware	Limited Liability Company	100% Empire State Realty OP, L.P.	No

ESRT 1400 Broadway, L.P.	Delaware	Limited Partnership	99% Empire State Realty OP, L.P. (as limited partner); 1% ESRT 1400 Broadway GP, L.L.C. (as general partner)	No

ESRT 112 West 34th Street G.P., L.L.C.	Delaware	Limited Liability Company	100% Empire State Realty OP, L.P.	No

ESRT 112 West 34th Street, L.P.	Delaware	Limited Partnership	99% Empire State Realty OP, L.P. (as limited partner); 1% ESRT 112 West 34th Street G.P., L.L.C. (as general partner)	No

ESRT Management, L.L.C.	Delaware	Limited Liability Company	100% Empire State Realty OP, L.P.	No

ESRT MH Holdings, L.L.C.	New York	Limited Liability Company	100% ESRT Management, L.L.C.	No

Malkin Properties, L.L.C.	New York	Limited Liability Company	100% ESRT Management, L.L.C.	No

Name	Jurisdiction of Organization	Type	Ownership	Subsidiary Guarantor
Malkin Properties of New York, L.L.C.	New York	Limited Liability Company	100% ESRT Management, L.L.C.	No

ESRT Construction, L.L.C.	Delaware	Limited Liability Company	100% Empire State Realty OP, L.P.	No

ESRT Captive Insurance Company, L.L.C.	Vermont	Limited Liability Company	Empire State Realty OP, L.P.	No

ESRT Observatory TRS, L.L.C.	New York	Limited Liability Company	Empire State Realty OP, L.P.	Yes

ESRT Holdings TRS, L.L.C.	Delaware	Limited Liability Company	Empire State Realty OP, L.P.	No

ESRT Management TRS, L.L.C.	Delaware	Limited Liability Company	ESRT Holdings TRS, L.L.C.	No

ESRT Construction TRS, L.L.C.	Delaware	Limited Liability Company	ESRT Holdings TRS, L.L.C.	No

ESRT Cleaning TRS, L.L.C.	Delaware	Limited Liability Company	ESRT Holdings TRS, L.L.C.	No

ESRT Dining and Fitness TRS, L.L.C.	Delaware	Limited Liability Company	ESRT Holdings TRS, L.L.C.	No

ESRT ESB Restaurant TRS, L.L.C.	Delaware	Limited Liability Company	ESRT Holdings TRS, L.L.C.	No

ESRT ESB Fitness TRS, L.L.C.	Delaware	Limited Liability Company	ESRT Holdings TRS, L.L.C.	No

Empire State Realty Trust, Inc. Affiliates, other than Subsidiaries:

None

Empire State Realty Trust, Inc. Directors:

William H. Berkman

Alice M. Connell

Thomas J. DeRosa

Steven J. Gilbert

S. Michael Giliberto

James D. Robinson IV

Empire State Realty Trust, Inc. Senior Officers:

Name		Office

Anthony E. Malkin	-	Chairman and Chief Executive Officer
John B. Kessler	-	President and Chief Operating Officer
David A. Karp	-	Executive Vice President, Chief Financial Officer and Treasurer
Thomas P. Durels	-	Executive Vice President, Director of Leasing and Operations
Thomas N. Keltner, Jr.	-	Executive Vice President, General Counsel and Secretary
Andrew J. Prentice	-	Chief Accounting Officer
Salvatore Rappa	-	Assistant General Counsel and Assistant Secretary

SCHEDULE 5.5

FINANCIAL STATEMENTS

•	Empire State Realty Trust, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2014, filed on February 27, 2015

•	Empire State Realty OP, L.P.’s Annual Report on Form 10-K for the year ended December 31, 2014, filed on February 27, 2015

SCHEDULE 5.15

EXISTING INDEBTEDNESS OF PARENT, COMPANY AND SUBSIDIARIES,

AS OF FEBRUARY 28, 2015

*dollars rounded to thousands

Borrower	Property/ Debt Obligation	Lender	Closing Date	Outstanding Principal	Guarantor(s)	Security
ESRT 1359 Broadway, L.L.C.	1359 Broadway, New York, NY	Capital One, National Association	07/09/04	$44,146,000	Empire State Realty OP, L.P.	First mortgage
ESRT One Grand Central Place, L.L.C.	One Grand Central Place, New York, NY	The Prudential Insurance Company of America	10/31/14	$91,000,000	Empire State Realty OP, L.P.	First mortgage
ESRT Metro Center, L.L.C.	Metro Center, One Station Place, Stamford, CT	The Prudential Insurance Company of America	10/23/14	$99,534,000	Empire State Realty OP, L.P.	First mortgage
ESRT 10 Union Square, L.L.C.	10 Union Square, New York, NY	Apple Bank for Savings	04/28/10	$20,588,000	Empire State Realty OP, L.P.	First mortgage
ESRT 10 BK., L.L.C.	10 Bank Street, New York, NY	Teachers Insurance and Annuity Association of America	05/29/07	$32,744,000	Empire State Realty OP, L.P.	First mortgage
ESRT 1542 Third Avenue, L.L.C.	1542 Third Avenue, New York, NY	Apple Bank for Savings	05/09/07	$18,566,000	Empire State Realty OP, L.P.	First mortgage

ESRT First Stamford Place SPE, L.L.C.	First Stamford Place, Stamford, CT	Wells Fargo Bank, National Association, as Trustee for the Registered Holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-1Q15 (assignee of loan by Prudential Mortgage Capital Company, LLC)	06/15/07	$241,765,000	Empire State Realty OP, L.P.	First mortgage
ESRT MerrittView, L.L.C.	383 Main Avenue, Norwalk, CT	The Prudential Insurance Company of America	06/08/07	$29,757,000	Empire State Realty OP, L.P.	First mortgage
ESRT East West Manhattan Retail, L.L.C.	1010 Third Avenue and 77 West 55th Street, New York, NY	The Prudential Insurance Company of America	06/19/07	$27,508,000	Empire State Realty OP, L.P.	First mortgage
ESRT 112 West 34th Street, L.P.	112-122 West 34th Street, New York, NY (1st Mort.)	The Prudential Insurance Company of America	03/10/08	$77,309,000	Empire State Realty OP, L.P.	First mortgage
ESRT 112 West 34th Street, L.P.	112-122 West 34th Street, New York, NY (2nd Mort.)	The Prudential Insurance Company of America	07/10/08	$9,743,000	Empire State Realty OP, L.P.	Second mortgage
ESRT 1400 Broadway, L.P.	1400 Broadway, New York, NY (1st Mort.)	The Prudential Insurance Company of America	01/30/08	$69,534,000	Empire State Realty OP, L.P.	First mortgage
ESRT 1400 Broadway, L.P.	1400 Broadway, New York, NY (2nd Mort.)	The Prudential Insurance Company of America	08/01/13	$9,770,000	Empire State Realty OP, L.P.	Second mortgage

ESRT 1333 Broadway L.L.C.	1333 Broadway, New York, NY	The Prudential Insurance Company of America	12/20/07	$69,424,000	Empire State Realty OP, L.P.	First mortgage
ESRT 1350 Broadway L.L.C.	1350 Broadway, New York, NY	The Prudential Insurance Company of America	03/28/08	$38,810,000	Empire State Realty OP, L.P.	First mortgage
Empire State Realty OP, L.P.	Unsecured Revolving Credit Facility	Bank of America, N.A. (as administrative agent), Goldman Sachs Bank USA, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Bank PLC, Capital One, N.A., JPMorgan Chase Bank, N.A., Wells Fargo Bank, N.A. and the other lenders from time to time party thereto	01/23/15	$445,000,000	ESRT Empire State Building G-Parent, L.L.C. ESRT Empire State Building Parent, L.L.C. ESRT Empire State Building, L.L.C ESRT Observatory TRS, L.L.C. ESRT 501 Seventh Avenue, L.L.C. ESRT 250 West 57th St., L.L.C. ESRT 500 Mamaroneck Avenue, L.L.C. ESRT 69-67 Main St., L.L.C. ESRT 103-107 Main St., L.L.C.	—
Empire State Realty OP, L.P.	2.625% Exchangeable Senior Notes due 2019	Goldman, Sachs & Co. (as initial purchaser)	08/12/14	$250,000,000	—	—

SCHEDULE 7.2

FORM OF COMPLIANCE CERTIFICATE

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:                     ,

To:	[Holder]

Ladies and Gentlemen:

Reference is made to that certain Note Purchase Agreement, dated as of March [27], 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Empire State Realty Trust, Inc., a Maryland corporation (the “Parent”), Empire State Realty OP, L.P., a Delaware limited partnership (the “Company”), and the Purchasers party thereto. Capitalized terms used and not otherwise defined herein have the definitions set forth in the Agreement.

The undersigned Senior Financial Officer of the Parent hereby certifies as of the date hereof that he/she is the                                          of the Parent, and that, as such, he/she is authorized to execute and deliver this Compliance Certificate to the holders of Notes on behalf of the Parent, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. The Parent and the Company have delivered the year-end audited financial statements required by Section 7.1(b) of the Agreement (or the Parent’s Annual Report on Form 10-K (satisfying the SEC’s requirements for 10-K filings) in lieu thereof as permitted under Section 7.4 of the Agreement) for the fiscal year of the Parent ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. The Parent and the Company have delivered the unaudited financial statements required by Section 7.1(a) of the Agreement (or the Parent’s Quarterly Report on Form 10-Q (satisfying the SEC’s requirements for 10-Q filings) in lieu thereof as permitted under Section 7.4 of the Agreement) for the fiscal quarter of the Parent ended as of the above date. Such financial statements fairly present the financial condition, results of operations, shareholders’ equity and cash flows of the Consolidated Group in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Credit Parties during the accounting period covered by such financial statements.

3. A review of the activities of the Credit Parties during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Credit Parties performed and observed all their Obligations under the Financing Documents, and

1

[select one:]

[to the best knowledge of the undersigned, during such fiscal period each Credit Party performed and observed each covenant and condition of the Financing Documents applicable to it, and no Default or Event of Default has occurred and is continuing.]

—or—

[to the best knowledge of the undersigned, during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default or Event of Default and its nature and status:]

4. The Parent and the Company are in compliance with Section 9.7(a) of the Agreement on and as of the date of the Compliance Certificate.

5. The financial covenant analyses and information set forth on Schedule 1 attached hereto are true and accurate on and as of the date of this Compliance Certificate.

6. Attached hereto as Schedule 2 is a true and accurate calculation of (a) the Net Operating Income and Unencumbered NOI attributable to each Unencumbered Eligible Property and (b) the Unencumbered Property Value of each Property and the Unencumbered Asset Value as of the Financial Statement Date.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of              ,          .

EMPIRE STATE REALTY TRUST, INC.

By:
Name:
Title:

2

SCHEDULE B

INFORMATION RELATING TO PURCHASERS

		Aggregate Principal Amount of Notes to be Purchased	Note Registration Number(s); Note Denomination(s)

	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	$39,750,000.00	RA-1; $16,000,000.00 RA-2; $23,750,000.00

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank[1] New York, NY ABA No.: 021-000-021

Account Name: Prudential Managed Portfolio

Account No.: P86188 (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $16,000,000.00)

Account Name: Motorola Account No.: P30875 (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $23,750,000.00)

Each such wire transfer shall set forth the name of the Company, a reference to “3.93% Series A Senior Notes due March 27, 2025, PPN 292102 A*1” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:
The Prudential Insurance Company of America c/o Investment Operations Group Gateway Center Two, 10th Floor 100 Mulberry Street Newark, NJ 07102-4077 Attention: Manager, Billings and Collections

[1]	If Company’s account is with JPMorgan Chase, use the following wiring instructions:

JPMorgan Chase Bank New York

New York, NY

ABA No.: 021-000-021

Account No.: 900-9000-168

Account Name: North American Insurance

FFC: [“P” Account Number for appropriate account]

FFC Account Name: [Account Name for appropriate “P” account]

3

(3)	Address for all other communications and notices:

The Prudential Insurance Company of America

c/o Prudential Capital Group

1114 Avenue of the Americas, 30th Floor

New York, NY 10036

Attention: Managing Director

E-mail address for Electronic Delivery:

eric.seward@prudential.com

(4)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group

1114 Avenue of the Americas, 30th Floor

New York, NY 10036

Attention: Thais M. Alexander, Esq.

Telephone: (212) 626-2067

(5)	Tax Identification No.: 22-1211670

Signature Block:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:
Vice President

4

		Aggregate Principal Amount of Notes to be Purchased	Note Registration Number(s); Note Denomination(s)

	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	$56,000,000.00	RB-1; $23,360,000.00
RB-2; $12,640,000.00 RB-3; $20,000,000.00

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank[2] New York, NY ABA No.: 021-000-021

Account Name: Prudential Managed Portfolio

Account No.: P86188 (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $23,360,000.00)

Account Name: The Prudential - Privest Portfolio

Account No.: P86189 (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $12,640,000.00)

Account Name: Prudential Separate Account Group Annuity Investment Account Privates (SAGA)

Account No.: P01320 (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $20,000,000.00)

Each such wire transfer shall set forth the name of the Company, a reference to “4.09% Series B Senior Notes due March 27, 2027, PPN 292102 A@9” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:
The Prudential Insurance Company of America c/o Investment Operations Group

[2]	If Company’s account is with JPMorgan Chase, use the following wiring instructions:

JPMorgan Chase Bank New York

New York, NY

ABA No.: 021-000-021

Account No.: 900-9000-168

Account Name: North American Insurance

FFC: [“P” Account Number for appropriate account]

FFC Account Name: [Account Name for appropriate “P” account]

5

Gateway Center Two, 10th Floor 100 Mulberry Street Newark, NJ 07102-4077
Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices:
The Prudential Insurance Company of America c/o Prudential Capital Group 1114 Avenue of the Americas, 30th Floor New York, NY 10036
Attention: Managing Director
E-mail address for Electronic Delivery: eric.seward@prudential.com

(4)	Address for Delivery of Notes:
Send physical security by nationwide overnight delivery service to:
Prudential Capital Group 1114 Avenue of the Americas, 30th Floor New York, NY 10036
Attention: Thais M. Alexander, Esq. Telephone: (212) 626-2067

(5)	Tax Identification No.: 22-1211670

Signature Block:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:
Vice President

6

		Aggregate Principal Amount of Notes to be Purchased	Note Registration Number(s); Note Denomination(s)

	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	$66,050,000.00	$	RC-1; 16,000,000.00
			$ $	RC-2; 42,550,000.00 RC-3; 7,500,000.00

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:
JPMorgan Chase Bank[3] New York, NY ABA No.: 021-000-021

Account Name: Prudential Managed Portfolio

Account No.: P86188 (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $16,000,000.00)

Account Name: The Prudential - Privest Portfolio

Account No.: P86189 (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $42,550,000.00)

Account Name: Bristol Myers Squib Account No.: P30876 (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $7,500,000.00)

Each such wire transfer shall set forth the name of the Company, a reference to “4.18% Series C Senior Notes due March 27, 2030, PPN 292102 A#7” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:
The Prudential Insurance Company of America c/o Investment Operations Group Gateway Center Two, 10th Floor

[3]	If Company’s account is with JPMorgan Chase, use the following wiring instructions:

JPMorgan Chase Bank New York

New York, NY

ABA No.: 021-000-021

Account No.: 900-9000-168

Account Name: North American Insurance

FFC: [“P” Account Number for appropriate account]

FFC Account Name: [Account Name for appropriate “P” account]

7

100 Mulberry Street Newark, NJ 07102-4077 Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices:
The Prudential Insurance Company of America c/o Prudential Capital Group 1114 Avenue of the Americas, 30th Floor New York, NY 10036 Attention: Managing Director
E-mail address for Electronic Delivery: eric.seward@prudential.com

(4)	Address for Delivery of Notes:
Send physical security by nationwide overnight delivery service to:
Prudential Capital Group 1114 Avenue of the Americas, 30th Floor New York, NY 10036 Attention: Thais M. Alexander, Esq. Telephone: (212) 626-2067

(5)	Tax Identification No.: 22-1211670

Signature Block:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:
Vice President

8

		Aggregate Principal Amount of Notes to be Purchased	Note Registration Number(s); Note Denomination(s)

	THE GIBRALTAR LIFE INSURANCE CO., LTD.	$5,000,000.00	$	RA-3; 5,000,000.00

(1)	All principal, interest and Make-Whole Amount payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank[4] New York, NY ABA No.: 021-000-021

Account Name: GIBPRVJAFS1 Account No.: P86246 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to “3.93% Series A Senior Notes due March 27, 2025, PPN 292102 A*1” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	All payments, other than principal, interest or Make-Whole Amount, on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:
JPMorgan Chase Bank New York, NY ABA No. 021-000-021 Account No. 304199036 Account Name: Prudential International Insurance Service Co.

Each such wire transfer shall set forth the name of the Company, a reference to “3.93% Series A Senior Notes due March 27, 2025, PPN 292102 A*1” and the due date and application (e.g., type of fee) of the payment being made.

[4]	If Company’s account is with JPMorgan Chase, use the following wiring instructions:

JPMorgan Chase Bank New York

New York, NY

ABA No.: 021-000-021

Account No.: 900-9000-168

Account Name: North American Insurance

FFC: [“P” Account Number for appropriate account]

FFC Account Name: [Account Name for appropriate “P” account]

9

(3)	Address for all notices relating to payments:
The Gibraltar Life Insurance Co., Ltd. 2-13-10, Nagata-cho Chiyoda-ku, Tokyo 100-8953, Japan
Telephone: 81-3-5501-6680 Facsimile: 81-3-5501-6432 E-mail: mizuho.matsumoto@gib-life.co.jp
Attention: Mizuho Matsumoto, Team Leader of Investment Administration Team
and e-mail copy to:
Ito_Yuko@gib-life.co.jp Maki.Ichihari@gib-life.co.jp Kenji.Inoue@gib-life.co.jp

(4)	Address for all other communications and notices:

Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 1114 Avenue of the Americas, 30th Floor New York, NY 10036 Attention: Managing Director

E-mail address for Electronic Delivery: eric.seward@prudential.com

(5)	Address for Delivery of Notes:
Send physical security by nationwide overnight delivery service to:
Prudential Capital Group 1114 Avenue of the Americas, 30th Floor New York, NY 10036 Attention: Thais M. Alexander, Esq. Telephone: (212) 626-2067

(6)	Tax Identification No.: 98-0408643

Signature Block:

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By:	Prudential Investment Management Japan Co., Ltd., as Investment Manager

By:	Prudential Investment Management, Inc.,
as Sub-Adviser

By:
Vice President

10

		Aggregate Principal Amount of Notes to be Purchased	Note Registration Number(s); Note Denomination(s)

	THE GIBRALTAR LIFE INSURANCE CO., LTD.	$62,000,000.00	$ $	RB-4; 12,600,000.00 RB-5; 49,400,000.00

(1)	All principal, interest and Make-Whole Amount payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank[5] New York, NY ABA No.: 021-000-021

Account Name: GIBPRVJAFS1 Account No.: P86246 (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $12,600,000.00)

Account Name: GIBPRVHFR1 Account No.: P30782 (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $49,400,000.00)

Each such wire transfer shall set forth the name of the Company, a reference to “4.09% Series B Senior Notes due March 27, 2027, PPN 292102 A@9” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	All payments, other than principal, interest or Make-Whole Amount, on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:
JPMorgan Chase Bank New York, NY ABA No. 021-000-021 Account No. 304199036 Account Name: Prudential International Insurance Service Co.

[5]	If Company’s account is with JPMorgan Chase, use the following wiring instructions:

JPMorgan Chase Bank New York

New York, NY

ABA No.: 021-000-021

Account No.: 900-9000-168

Account Name: North American Insurance

FFC: [“P” Account Number for appropriate account]

FFC Account Name: [Account Name for appropriate “P” account]

11

Each such wire transfer shall set forth the name of the Company, a reference to “4.09% Series B Senior Notes due March 27, 2027, PPN 292102 A@9” and the due date and application (e.g., type of fee) of the payment being made.

(3)	Address for all notices relating to payments:

The Gibraltar Life Insurance Co., Ltd.

2-13-10, Nagata-cho

Chiyoda-ku, Tokyo 100-8953, Japan

Telephone: 81-3-5501-6680

Facsimile: 81-3-5501-6432

E-mail: mizuho.matsumoto@gib-life.co.jp

Attention: Mizuho Matsumoto, Team Leader of Investment

                 Administration Team

and e-mail copy to:

Ito_Yuko@gib-life.co.jp Maki.Ichihari@gib-life.co.jp Kenji.Inoue@gib-life.co.jp

(4)	Address for all other communications and notices:
Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 1114 Avenue of the Americas, 30th Floor New York, NY 10036 Attention: Managing Director
E-mail address for Electronic Delivery: eric.seward@prudential.com

(5)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group 1114 Avenue of the Americas, 30th Floor New York, NY 10036 Attention: Thais M. Alexander, Esq. Telephone: (212) 626-2067

(6)	Tax Identification No.: 98-0408643

Signature Block:

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By:	Prudential Investment Management Japan Co., Ltd., as Investment Manager

By:	Prudential Investment Management, Inc.,
as Sub-Adviser

By:
Vice President

12

		Aggregate Principal Amount of Notes to be Purchased	Note Registration Number(s); Note Denomination(s)

	PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY	$39,200,000.00	RA-4; $39,200,000.00

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank[6] 4 Chase Metro Tech Center Brooklyn, NY 11245 ABA No.: 021000021 Account Name: PCG RCB Custody (PLIC) Account No.: P30874 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to “3.93% Series A Senior Notes due March 27, 2025, PPN 292102 A*1” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:
The Prudential Insurance Company of America c/o Private Investment Operations - Private Accounting Gateway Center Two, 10th Floor 100 Mulberry Street Newark, NJ 07102-4077
Email address: PIM.Private.Accounting@prudential.com

(3)	Address for all other communications and notices:

Prudential Legacy Insurance Company of New Jersey c/o Prudential Capital Group 1114 Avenue of the Americas, 30th Floor New York, NY 10036

Attention: Managing Director

[6]	If Company’s account is with JPMorgan Chase, use the following wiring instructions:

JPMorgan Chase Bank New York

4 Chase Metro Tech Center

Brooklyn, NY 11245

ABA No.: 021-000-021

Account No.: 900-9000-168

Account Name: North American Insurance

FFC: P30874

FFC Account Name: PCG RCB Custody (PLIC)

13

E-mail address for Electronic Delivery: eric.seward@prudential.com

(4)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group 1114 Avenue of the Americas, 30th Floor New York, NY 10036

Attention: Thais M. Alexander, Esq. Telephone: (212) 626-2067

(5)	Tax Identification No.: 27-2457213

Signature Block:

PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY

By:	Prudential Investment Management, Inc.,
as investment manager

By:
Vice President

14

		Aggregate Principal Amount of Notes to be Purchased	Note Registration Number(s); Note Denomination(s)

	PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY	$23,950,000.00	$	RC-4; 23,950,000.00

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank[7] 4 Chase Metro Tech Center Brooklyn, NY 11245 ABA No.: 021000021 Account Name: PCG RCB Custody (PLIC) Account No.: P30874 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to “4.18% Series C Senior Notes due March 27, 2030, PPN 292102 A#7” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:
The Prudential Insurance Company of America c/o Private Investment Operations - Private Accounting Gateway Center Two, 10th Floor 100 Mulberry Street Newark, NJ 07102-4077
Email address: PIM.Private.Accounting@prudential.com

(3)	Address for all other communications and notices:

Prudential Legacy Insurance Company of New Jersey c/o Prudential Capital Group 1114 Avenue of the Americas, 30th Floor New York, NY 10036

Attention: Managing Director

[7]	If Company’s account is with JPMorgan Chase, use the following wiring instructions:

JPMorgan Chase Bank New York

4 Chase Metro Tech Center

Brooklyn, NY 11245

ABA No.: 021-000-021

Account No.: 900-9000-168

Account Name: North American Insurance

FFC: P30874

FFC Account Name: PCG RCB Custody (PLIC)

15

E-mail address for Electronic Delivery: eric.seward@prudential.com

(4)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group 1114 Avenue of the Americas, 30th Floor New York, NY 10036

Attention: Thais M. Alexander, Esq. Telephone: (212) 626-2067

(5)	Tax Identification No.: 27-2457213

Signature Block:

PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY

By:	Prudential Investment Management, Inc.,
as investment manager

By:
Vice President

16

		Aggregate Principal Amount of Notes to be Purchased	Note Registration Number(s); Note Denomination(s)

	PRUDENTIAL RETIREMENT GUARANTEED COST BUSINESS TRUST	$1,050,000.00	$	RA-5; 1,050,000.00

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, NY ABA No. 021000021 Beneficiary Account Name: North American Beneficiary Account No.: 9009000168 BBI: Account of Prudential for G09966 PRIAC GC PVT

Each such wire transfer shall set forth the name of the Company, a reference to “3.93% Series A Senior Notes due March 27, 2025, PPN 292102 A*1” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:
Pru & Co c/o Prudential Investment Management, Inc. Attn: Private Placement Trade Management PRIAC Administration Gateway Center Four, 7th Floor 100 Mulberry Street Newark, NJ 07102

(3)	Address for all other communications and notices:

Prudential Retirement Guaranteed Cost Business Trust c/o Prudential Capital Group 1114 Avenue of the Americas, 30th Floor New York, NY 10036

E-mail address for Electronic Delivery: eric.seward@prudential.com

Attention: Managing Director

(4)	Address for Delivery of Notes:
Send physical security by nationwide overnight delivery service to:
Prudential Capital Group 1114 Avenue of the Americas, 30th Floor New York, NY 10036
Attention: Thais M. Alexander, Esq.

17

Telephone: (212) 626-2067

(5)	Tax Identification No.: 06-1050034

Signature Block:

PRUDENTIAL RETIREMENT GUARANTEED COST BUSINESS TRUST

By:	Prudential Investment Management, Inc.,
as investment manager

By:
Vice President

18

		Aggregate Principal Amount of Notes to be Purchased	Note Registration Number(s); Note Denomination(s)

	FARMERS INSURANCE EXCHANGE	$10,500,000.00	RA-6;
$10,500,000.00

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank ABA: 021000021 Beneficiary Account No: 9009000200 Beneficiary Account Name: JPMorgan Income Ultimate Beneficiary: P13939 Farmers Insurance Exchange

Each such wire transfer shall set forth the name of the Company, a reference to “3.93% Series A Senior Notes due March 27, 2025, PPN 292102 A*1” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:
Farmers 4680 Wilshire Blvd. Los Angeles, CA 90010
Attention: Treasury
Treasury: Treasury Manager 323-932-3450 usw.treasury.farmers@farmersinsurance.com

(3)	Address for all other communications and notices:

Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 1114 Avenue of the Americas, 30th Floor New York, NY 10036

Attention: Managing Director

E-mail address for Electronic Delivery: eric.seward@prudential.com

19

(4)	Address for Delivery of Notes:
(a) Send physical security by nationwide overnight delivery service to:
Mailing Address (for overnight mail) JPMorgan Chase Bank, N.A. Physical Receive Department 4 Chase Metrotech Center 3rd Floor Brooklyn, NY 11245-0001 Attention: Brian Cavanaugh, Tel. 718-242-0264
Street Deliveries (via messenger or walk up) JPMorgan Chase Bank, N.A. 4 Chase Metrotech Center 1st Floor, Window 5 Brooklyn, NY 11245-0001 Attention: Physical Receive Department
(Use Willoughby Street Entrance)
Please include in the cover letter accompanying the Notes a reference to the Purchaser’s account number (“P13939 - Farmers Insurance Exchange”) and CUSIP information.
(b) Send copy by nationwide overnight delivery service to:
Prudential Capital Group Gateway Center 2, 10th Floor 100 Mulberry Newark, NJ 07102
Attention: Trade Management, Manager Telephone: (973) 367-3141

(5)	Tax Identification No.: 95-2575893

Signature Block:

FARMERS INSURANCE EXCHANGE

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:
Vice President

20

		Aggregate Principal Amount of Notes to be Purchased	Note Registration Number(s); Note Denomination(s)

	MID CENTURY INSURANCE COMPANY	$4,500,000.00	RA-7;
$4,500,000.00

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank ABA: 021000021 Beneficiary Account No: 9009000200 Beneficiary Account Name: JPMorgan Income Ultimate Beneficiary: G23628 Mid Century Insurance Company

Each such wire transfer shall set forth the name of the Company, a reference to “3.93% Series A Senior Notes due March 27, 2025, PPN 292102 A*1” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:
Farmers 4680 Wilshire Blvd. Los Angeles, CA 90010 Attention: Treasury Treasury: Treasury Manager 323-932-3450 usw.treasury.farmers@farmersinsurance.com

(3)	Address for all other communications and notices:

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

1114 Avenue of the Americas, 30th Floor

New York, NY 10036

Attention: Managing Director

E-mail address for Electronic Delivery:

eric.seward@prudential.com

21

(4)	Address for Delivery of Notes:

(a)    Send physical security by nationwide overnight delivery service to:

Mailing Address (for overnight mail)

JPMorgan Chase Bank, N.A.

Physical Receive Department

4 Chase Metrotech Center

3rd Floor

Brooklyn, NY 11245-0001

Attention: Brian Cavanaugh, Tel. 718-242-0264

Street Deliveries (via messenger or walk up)

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center

1st Floor, Window 5

Brooklyn, NY 11245-0001

Attention: Physical Receive Department

(Use Willoughby Street Entrance)

Please include in the cover letter accompanying the Notes a reference to the Purchaser’s account number (“G23628 - Mid Century Insurance Company ”) and CUSIP information.

(b)    Send copy by nationwide overnight delivery service to:

Prudential Capital Group

Gateway Center 2, 10th Floor

100 Mulberry

Newark, NJ 07102

Attention: Trade Management, Manager

Telephone: (973) 367-3141

(5)	Tax Identification No.: 95-6016640

Signature Block:

MID CENTURY INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:
Vice President

22

		Aggregate Principal Amount of Notes to be Purchased	Note Registration Number(s); Note Denomination(s)

	PRUCO LIFE INSURANCE COMPANY	$7,000,000.00	RB-6;
$7,000,000.00

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank[8] New York, NY ABA No.: 021-000-021

Account Name: Pruco Life Private Placement Account No.: P86192 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to “4.09% Series B Senior Notes due March 27, 2027, PPN 292102 A@9”, and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

Pruco Life Insurance Company

c/o The Prudential Insurance Company of America

c/o Investment Operations Group

Gateway Center Two, 10th Floor

100 Mulberry Street

Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices:

Pruco Life Insurance Company c/o Prudential Capital Group 1114 Avenue of the Americas, 30th Floor New York, NY 10036

[8]	If Company’s account is with JPMorgan Chase, use the following wiring instructions:

JPMorgan Chase Bank New York

New York, NY

ABA No.: 021-000-021

Account No.: 900-9000-168

Account Name: North American Insurance

FFC: [“P” Account Number for appropriate account]

FFC Account Name: [Account Name for appropriate “P” account]

23

Attention: Managing Director E-mail address for Electronic Delivery: eric.seward@prudential.com

(4)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group

1114 Avenue of the Americas, 30th Floor

New York, NY 10036

Attention: Thais M. Alexander, Esq.

Telephone: (212) 262-2067

(5)	Tax Identification No.: 22-1944557

Signature Block:

PRUCO LIFE INSURANCE COMPANY

By:
Assistant Vice President

24

		Aggregate Principal Amount of Notes to be Purchased	Note Registration Number(s); Note Denomination(s)

	THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.	$15,050,000.00	RC-5;
$15,050,000.00

(1)	All principal, interest and Make-Whole Amount payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank[9] New York, NY ABA No.: 021-000-021 Account No.: P86291 (please do not include spaces) Account Name: The Prudential Life Insurance Company, Ltd.

Each such wire transfer shall set forth the name of the Company, a reference to “4.18% Series C Senior Notes due March 27, 2030, PPN 292102 A#7” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	All payments, other than principal, interest or Make-Whole Amount, on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:
JPMorgan Chase Bank New York, NY ABA No. 021-000-021 Account No. 304199036 Account Name: Prudential International Insurance Service Co.

Each such wire transfer shall set forth the name of the Company, a reference to “4.18% Series C Senior Notes due March 27, 2030, PPN 292102 A#7” and the due date and application (e.g., type of fee) of the payment being made.

[9]	If Company’s account is with JPMorgan Chase, use the following wiring instructions:

JPMorgan Chase Bank New York

New York, NY

ABA No.: 021-000-021

Account No.: 900-9000-168

Account Name: North American Insurance

FFC: P86291

FFC Account Name: The Prudential Life Insurance Company, Ltd.

(3)	Address for all notices relating to payments:

The Prudential Life Insurance Company, Ltd.

2-13-10, Nagatacho

Chiyoda-ku, Tokyo 100-0014, Japan

Telephone: 81-3-5501-5190

Facsimile: 81-03-5501-5037

E-mail: osamu.egi@prudential.com

Attention: Osamu Egi, Team Leader of Financial Reporting Team

and e-mail copy to:

Ito_Yuko@gib-life.co.jp

Maki.Ichihari@gib-life.co.jp

Kenji.Inoue@gib-life.co.jp

(4)	Address for all other communications and notices:

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

1114 Avenue of the Americas, 30th Floor

New York, NY 10036

Attention: Managing Director

E-mail address for Electronic Delivery:

eric.seward@prudential.com

(5)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group

1114 Avenue of the Americas, 30th Floor

New York, NY 10036

Attention: Thais M. Alexander, Esq.

Telephone: (212) 626-2067

(6)	Tax Identification No.: 98-0433392

Signature Block:

THE PRUDENTIAL LIFE INSURANCE
COMPANY, LTD.

By:	Prudential Investment Management (Japan), Inc., as Investment Manager

By:	Prudential Investment Management, Inc.,
as Sub-Adviser

By:
Vice President

2

		Aggregate Principal Amount of Notes to be Purchased	Note Registration Number(s); Note Denomination(s)

	FARMERS NEW WORLD LIFE INSURANCE COMPANY	$8,400,000.00	RC-6;
$8,400,000.00

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, NY ABA No.: 021000021 Account No.: 9009000200 Account Name: SSG Private Income Processing For further credit to Account P58834 Farmers NWL

Each such wire transfer shall set forth the name of the Company, a reference to “4.18% Series C Senior Notes due March 27, 2030, PPN 292102 A#7” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	All notices of payments and written confirmations of such wire transfers:

investment.accounting@farmersinsurance.com

or

Farmers Insurance Company

Attention: Investment Accounting Team

4680 Wilshire Blvd., 4th Floor

Los Angeles, CA 90010

and

investments.operations@farmersinsurance.com

or

Farmers New World Life Insurance Company

Attention: Investment Operations Team

3003 77th Avenue Southeast, 5th Floor

Mercer Island, WA 98040-2837

(3)	Address for all other communications and notices:

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

1114 Avenue of the Americas, 30th Floor

New York, NY 10036

Attention: Managing Director

E-mail address for Electronic Delivery:

eric.seward@prudential.com

3

(4)	Address for Delivery of Notes:

(a)    Send physical security to:

If sending by overnight delivery:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, NY 11245-0001

Attention: Physical Receive Department

Brian Cavanaugh

Telephone: (718) 242-0264

If sending by messenger:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center

1st Floor, Window 5

Brooklyn, NY 11245-0001

Attention: Physical Receive Department

(Use Willoughby Street Entrance)

Please include in the cover letter accompanying the Notes a reference to the Purchaser’s account number (“P58834 – Farmers New World Life Private Placement”) and CUSIP information.

(b)    Send copy by nationwide overnight delivery service to:

Prudential Capital Group

Gateway Center 2, 10th Floor

100 Mulberry

Newark, NJ 07102

Attention: Trade Management, Manager

Telephone: (973) 367-3141

(5)	Tax Identification No.: 91-0335750

Signature Block:

FARMERS NEW WORLD LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:
Vice President

4

		Aggregate Principal Amount of Notes to be Purchased	Note Registration Number(s); Note Denomination(s)

	ZURICH AMERICAN INSURANCE COMPANY	$11,550,000.00	RC-7;
$11,550,000.00

Notes/Certificates to be registered in the name of: Hare & Co., LLC

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:
The Bank of New York ABA No: 021000018 BNF: IOC566 Attn: PP P&I Department Ref: ZAIC Private Placements, Cusip

Each such wire transfer shall set forth the name of the Company, a reference to “4.18% Series C Senior Notes due March 27, 2030, PPN 292102 A#7” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	All notices of payments and written confirmations of such wire transfers:

Zurich North America

Attn: Treasury T1-19

1400 American Lane

Schaumburg, IL 60196-1056

Contact: Mary Fran Callahan, Vice President-Treasurer

Telephone: (847) 605-6447

Facsimile: (847) 605-7895

E-mail: mary.callahan@zurichna.com

(3)	Address for all other communications and notices:

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

1114 Avenue of the Americas, 30th Floor

New York, NY 10036

Attention: Managing Director

E-mail address for Electronic Delivery:

eric.seward@prudential.com

(4)	Address for Delivery of Notes:

(a) Send physical security by nationwide overnight delivery service to: Bank of New York Window A

5

One Wall Street, 3rd Floor

New York, NY 10286

Please include in the cover letter accompanying the Notes a reference to the Purchaser’s account number (Zurich American Insurance Co.-Private Placements; Account Number: 399141).

(b)    Send copy by nationwide overnight delivery service to:

Prudential Capital Group

Gateway Center 2, 10th Floor

100 Mulberry

Newark, NJ 07102

Attention: Trade Management, Manager

Telephone: (973) 367-3141

(5)	Tax Identification No.: 36-4233459

Signature Block:

ZURICH AMERICAN INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:
Vice President

6